UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
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Filed by the Registrant

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Filed by a Party other than the Registrant

Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PALVELLA THERAPEUTICS, INC.

(Name of Registrant as specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PALVELLA THERAPEUTICS, INC.
353 W. Lancaster Avenue, Suite 200
Wayne, Pennsylvania 19087
2026 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 10, 2026
April 30, 2026
Dear Stockholder:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Palvella Therapeutics, Inc. (the “Annual Meeting”) which will be held at 11:00 a.m., Eastern Time, on Wednesday, June 10, 2026. The Annual Meeting will be held in virtual meeting format only, conducted via live audio webcast. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides savings to Palvella Therapeutics, Inc. and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at https://meetnow.global/MZMQXWT.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”) and 2026 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement. If you have any questions with respect to voting, please call our Chief Financial Officer and Corporate Secretary, Matthew E. Korenberg, at (484)-253-1461.
Sincerely,
/s/ George M. Jenkins George M. Jenkins Chair of the Board of Directors	/s/ Wesley H. Kaupinen Wesley H. Kaupinen President and Chief Executive Officer
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 30, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 10, 2026
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of Palvella Therapeutics, Inc. (the “Annual Meeting”) will be held on Wednesday, June 10, 2026, at 11:00 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon the:
1.
Election of the three director nominees that are set forth in the attached 2026 Annual Meeting Proxy Statement (the “Proxy Statement”) to serve as Class III directors, whose term will expire in 2029;

2.
Ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the 2026 fiscal year;

3.
Approval, on an advisory basis, of the compensation of our named executive officers;

4.
Approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation paid to our named executive officers;

5.
Approval of an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the authorized shares issuable under the 2024 Plan by 750,000 shares;

6.
Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 5; and

7.
Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2026 Annual Meeting of Stockholders (the “Notice”).
MEETING INFORMATION
Date:	Wednesday, June 10, 2026
Time:	11:00 a.m., Eastern Time
Website Address:	The meeting can be accessed by visiting https://meetnow.global/MZMQXWT, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 13, 2026.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors
/s/ Matthew E. Korenberg

Matthew E. Korenberg
Chief Financial Officer and Corporate Secretary
April 30, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 10, 2026. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 30, 2026. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available to holders of our common stock at www.edocumentview.com/PVLA and also available on the SEC’s website at http://www.sec.gov. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements, please send your request to Corporate Secretary, Palvella Therapeutics, Inc., 353 W. Lancaster Ave, Suite 200, Wayne, Pennsylvania 19087.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2025 Annual Report carefully before voting.
2026 Annual Meeting of Stockholders
TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
Wednesday, June 10, 2026 11:00 a.m., Eastern Time	April 13, 2026
The meeting can be accessed by visiting https://meetnow.global/MZMQXWT, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION

PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring in 2029 • George M. Jenkins • Todd C. Davis • John Doux, M.D.	Page 44	☑ FOR each nominee
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for the 2026 fiscal year	Page 45	☑ FOR
PROPOSAL 3: Approval, on an advisory basis, of the compensation of our named executive officers	Page 46	☑ FOR
PROPOSAL 4: Approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation paid to our named executive officers	Page 47	☑ FOR one year
PROPOSAL 5: Approval of an amendment to the 2024 Equity Incentive Plan to increase the authorized shares issuable under the 2024 Plan by 750,000 shares	Page 48	☑ FOR
PROPOSAL 6: Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 5	Page 58	☑ FOR
Our Director Nominees
You are being asked to vote on the election of George M. Jenkins, Todd C. Davis and John Doux, M.D. as Class III directors, each to serve for a three-year term expiring at our 2029 Annual Meeting of Stockholders. The number of members of our Board of Directors (the “Board”), is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of two directors, Class II consists of two directors and Class III consists of three directors.
The term of office of our Class III directors expires at the Annual Meeting. We are nominating George M. Jenkins, Todd C. Davis and John Doux, M.D. for election at our Annual Meeting to serve until the 2029 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes properly cast by our
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | i

SUMMARY INFORMATION (continued)
stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of George M. Jenkins, Todd C. Davis and John Doux, M.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIPS
					AC	CC	NCGC
George M. Jenkins.	74	2024	Board member	Yes	C	M
Todd C. Davis	65	2024	Chief Executive Officer of Ligand Pharmaceuticals, Incorporated	Yes		C	M
John Doux, M.D.	57	2026	Analyst, Palo Alto Investors LP	Yes
AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
GOVERNANCE ITEMS
Size of Board (set by the Board)	7
Number of Independent Directors	6
Independent Chair of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality

ii | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | iii

TABLE OF CONTENTS (continued)
AUDIT COMMITTEE REPORT	24
EXECUTIVE OFFICERS	25
EXECUTIVE COMPENSATION	27
SUMMARY COMPENSATION TABLE	27
NAMED EXECUTIVE OFFICER ARRANGEMENTS	28
COMPENSATION RECOVERY POLICY	30
PLEDGING AND ANTI-HEDGING POLICIES	31
EQUITY GRANT TIMING	31
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	31
PAY VERSUS PERFORMANCE	32
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
EQUITY COMPENSATION PLAN INFORMATION	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
DELINQUENT SECTION 16(a) REPORTS	43
PROPOSALS TO BE VOTED ON	44
PROPOSAL 1: ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2029	44
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR	45
PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	46
PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	47
PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES ISSUABLE UNDER THE 2024 PLAN BY 750,000 SHARES	48
PROPOSAL 6: APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVAL PROPOSAL 5	58
OTHER INFORMATION	59
OTHER MATTERS	59
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	59
STOCKHOLDER COMMUNICATIONS TO THE BOARD	59
AVAILABILITY OF MATERIALS	59
APPENDIX A: AMENDMENT NO. 1 TO THE PALVELLA THERAPEUTICS, INC. 2024 EQUITY INCENTIVE PLAN	A-1

iv | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

TABLE OF CONTENTS (continued)
PROXY STATEMENT
This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Palvella Therapeutics, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, June 10, 2026, at 11:00 a.m., Eastern Time, via the Internet at https://meetnow.global/MZMQXWT. This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 30, 2026. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | v

EXPLANATORY NOTE
On December 13, 2024 (the “Closing Date”), Palvella Therapeutics, Inc., a Nevada corporation (the “Company” or “Palvella”) (previously named Pieris Pharmaceuticals, Inc. and our predecessor company (“Pieris”)), consummated the previously announced merger pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July 23, 2024 (the “Merger Agreement”), by and among the Company, Polo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pieris, and Palvella Therapeutics, Inc., a Delaware corporation (“Legacy Palvella”). Pursuant to the Merger Agreement, on the Closing Date, (i) Merger Sub merged with and into Legacy Palvella, with Legacy Palvella as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of the Company (the “Merger”) and (ii) the Company’s name was changed from Pieris Pharmaceuticals, Inc. to Palvella Therapeutics, Inc.
Immediately after the completion of the Merger the business conducted by us became the business conducted by Legacy Palvella, which is a clinical-stage biopharmaceutical company focused on developing and commercializing novel therapies to treat patients suffering from serious, rare skin diseases and vascular malformations for which there are no FDA-approved therapies, and our common stock began trading on the Nasdaq Capital Market under the ticker symbol “PVLA.”
Unless otherwise indicated, all references in this Proxy Statement to “Palvella,” “Company,” “we,” “our,” and “us” refer to Palvella Therapeutics, Inc. (previously named Pieris Pharmaceuticals, Inc.) as of and following the closing of the Merger, and all references to “Pieris” refer to Pieris Pharmaceuticals, Inc. and the business of Pieris Pharmaceuticals, Inc. prior to the closing of the Merger.

vi | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. We have adopted a virtual format for the Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location.
To participate in the virtual meeting, visit https://meetnow.global/MZMQXWT. You will need to enter the 15-digit control number included on your Notice or on your proxy card. The meeting will begin promptly at 11:00 a.m., Eastern Time on Wednesday, June 10, 2026. We encourage you to access the meeting prior to the start time leaving ample time for the check-in.
If your shares are held in “street name,” you should contact your bank or broker to obtain your 15-digit control number or otherwise vote through the bank or broker. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date (as defined below).
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in prior to the start of the meeting.
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 30, 2026. This Proxy Statement and our 2025 Annual Report are available to holders of our common stock at www.edocumentview.com/PVLA. If you would like to receive, without charge, a paper copy of our 2025 Annual Report, including the financial statements, please send your request to Corporate Secretary, Palvella Therapeutics, Inc., 353 W. Lancaster Avenue, Suite 200, Wayne, Pennsylvania 19087.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 13, 2026 (the “Record Date”) are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 14,323,686 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.investor vote.com/PVLA	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-8683	You can vote at the meeting at https://meetnow. global/MZMQXWT
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions above for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting at https://meetnow.global/MZMQXWT. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Palvella holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 5, 2026.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Palvella Therapeutics, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 9, 2026.

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Sign a new proxy card and submit it by mail, which must be received no later than June 9, 2026. Only your latest dated proxy card will be counted.

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Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

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Virtually attend the Annual Meeting at https://meetnow.global/MZMQXWT.

•
Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

2 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (continued)
Deadline for Voting.   The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on June 9, 2026. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how votes withheld, broker non-votes and abstentions are treated with respect to our proposals:
VOTING MATTERS	VOTES REQUIRED	TREATMENT OF VOTES WITHHELD ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring in 2029	Plurality of the votes properly cast	Votes withheld and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for the 2026 fiscal year	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
PROPOSAL 3: Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 4: Approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation of our named executive officers	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 5: Approval of an amendment to the 2024 Equity Incentive Plan to increase the authorized shares issuable under the 2024 Plan by 750,000 shares	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 6: Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 5	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	No

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 3

GENERAL INFORMATION ABOUT THE MEETING (continued)
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes count toward the quorum. If there is no quorum, the chairman of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

4 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

BOARD OF DIRECTORS
Our Board has nominated George M. Jenkins, Todd C. Davis and John Doux, M.D. for election as Class III directors at our Annual Meeting to hold office until our 2029 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. George M. Jenkins, Todd C. Davis and John Doux, M.D., current Class III directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2029 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of directors who function collegially as a team and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Board currently consists of seven directors divided into three staggered classes, with one class to be elected at each annual meeting to serve for a three-year term. In accordance with the terms of our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), our Board is divided into three classes, Class I, Class II and Class III, with one class of directors being elected in each year and each class serving a three-year term. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.
At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified, or their earlier disqualification, resignation, removal, retirement or death. This classification of the Board may have the effect of delaying or preventing changes in our control or management. Our directors may be removed for cause by the affirmative vote of the holders of at least 80% of our voting stock.
The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become members of our Board.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 5

BOARD OF DIRECTORS (continued)
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
GENERAL CRITERIA
☑ Personal integrity and ethical character, commitment and independence of thought and judgment.
☑ Capability to fairly and equally act in the best interest of our stockholders.
☑ Prior or current leadership experience, including within the biotechnology and biopharmaceutical industries.
☑ Broad experience, diverse perspectives, the ability to exercise sound judgment, and a judicious and critical temperament that will enable objective appraisal of management’s plans and programs.
☑ Willingness and ability to devote sufficient time, energy and attention to Board responsibilities.
☑ Lack of actual and potential conflicts of interest.
The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
SELECTION OF CANDIDATES
Director Skill Set Considerations
In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee takes into account the size of the Board and the skills of the candidates. The Nominating and Corporate Governance Committee reviews the professional experience and qualifications of each Board member and candidate to determine whether a particular Board member or candidate possesses the necessary skills and/or other attributes to qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of an optimal and diverse mix of skills and expertise for effectively overseeing the execution of our business and meeting our evolving needs. We strive for members with a variety of backgrounds, professional experiences and perspectives. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions and perspectives on the Board.
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Amended and Restated Bylaws, as amended (the “Bylaws”), and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Board’s nominees.

6 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

BOARD OF DIRECTORS (continued)
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics (the “Code of Conduct”) and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business and is necessary for effective risk management, maintaining investor trust and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance (“ESG”) initiatives as long-term value drivers for us and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance.
The following is a summary of our current ESG policies and practices:
•
Separate Chair of the Board and Chief Executive Officer: The offices of Chief Executive Officer (“CEO”) and Chair of the Board are separated, which allows our CEO to focus on strategic planning and execution, as well as our day-to-day business operations, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to, and oversight of, management. While our Bylaws do not require the Chair of the Board and CEO positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us currently and demonstrates our commitment to good corporate governance.

•
Independent Committees: Each of our committees consist entirely of independent directors.

•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to us and our Board, without members of the management team present.

•
Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at http://palvellatx.com.

•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package.

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Employee Engagement and Professional Development: We strive to create a collaborative work environment and believe in investing in our employees. We seek to develop our employee talent within our organization through access to training, continuous learning programs and other development initiatives.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 7

BOARD OF DIRECTORS (continued)
DIRECTOR NOMINEES
CLASS III DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2029
GEORGE M. JENKINS
Age: 74 Director Since: 2024	Committee Memberships: Audit (Chair); Compensation	Other Public Directorships: None.

George M. Jenkins has served as a member of our Board since December 2024. Mr. Jenkins also served as a member of Legacy Palvella’s board of directors from March 2017 and as its Chair since January 2018, each until December 2024. From 1987 until 2005, Mr. Jenkins was a general partner of Apax Partners, a global private equity firm where he served as chief operating officer. Mr. Jenkins currently serves as a board member of several private companies, including Conventus Orthopaedics, Inc. He has previously served on the board of various public and private companies, including SkinMedica (acquired by Allergan plc), Colorescience, Sunglass Hut and Spyder Active Sports. Mr. Jenkins holds an M.B.A. from Pace University and a B.A. in Economics from Lafayette College, where he currently serves as a Trustee Emeritus.

Skills & Qualifications: We believe Mr. Jenkins is qualified to serve on our Board because of his extensive experience in healthcare investment management as well as his executive leadership and directorship experience.

8 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

BOARD OF DIRECTORS (continued)
TODD C. DAVIS
Age: 65 Director Since: 2024	Committee Memberships: Compensation (Chair); Nominating and Corporate Governance	Other Public Directorships: Ligand Pharmaceuticals Incorporated and Pelthos Therapeutics Inc.

Todd C. Davis has served as a member of our Board since December 2024. Mr. Davis previously served as a member of Legacy Palvella’s board of directors from April 2017 until December 2024. Mr. Davis currently serves as Chief Executive Officer of Ligand Pharmaceuticals Incorporated (“Ligand”), a role he has held since December 2022. He is the founder and managing partner of RoyaltyRx Capital, LLC, a special opportunities investment firm, a position he has held since September 2018. From 2006 until January 2018, Mr. Davis was a Co-founder and Managing Partner of Cowen/HealthCare Royalty Partners, a global healthcare investment firm. Previously, Mr. Davis was a Partner at Paul Capital Partners, where he co-managed that firm’s royalty investments as a member of the Royalty Management Committee from 2004 to 2006. He also served as a Partner responsible for biopharmaceutical growth equity investments at Apax Partners from 2001 to 2004. Mr. Davis began his business career in various sales and product management roles at Abbott Laboratories where he held several commercial roles of increasing responsibility during the period from 1990 to 1995. He subsequently held general management, business development, and licensing roles at Elan Pharmaceuticals, LLC from 1997 to 2001. Mr. Davis currently serves as a member of the board of directors and the Executive Chairman of Benuvia Holdings Inc., a private pharmaceutical holding company, and a member of the board of directors of Pelthos Therapeutics, Inc. (f/k/a Channel Therapeutics Corporation), a publicly held biotechnology company. Mr. Davis also currently serves a member of the board of directors of Ligand, a public biopharmaceutical company, a position he has held since March 2007, and previously served on the boards of Suneva Medical, Inc., a privately-held company from 2008-2017, Helomics, Inc., a privately-held company from 2013-2016, Vaxart, Inc., a publicly held biotechnology company from 2021-2023, BioDelivery Sciences International, Inc., a publicly held specialty pharmaceutical company acquired by Collegium Pharmaceutical, Inc. in 2022, from 2018 to 2022, the Harvard Business School Healthcare Alumni Association from 2018-2020, and Virocell Biologics, a privately held biotechnology company from 2021-2025. Mr. Davis holds an M.B.A. from Harvard University and a B.S. from the U.S. Naval Academy.

Skills & Qualifications: We believe Mr. Davis is qualified to serve on our Board because of his extensive experience in the healthcare industry and healthcare investment management as well as his experience as a director of a publicly held biopharmaceutical company.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 9

BOARD OF DIRECTORS (continued)
John Doux, M.D.
Age: 57 Director Since: 2026	Committee Memberships: None.	Other Public Directorships: None.

John Doux, M.D., has served as a member of our Board since April 2026. Dr. Doux is a board-certified dermatologist and a fellow of the American Academy of Dermatology. Since 2004, he has served as an analyst at Palo Alto Investors LP, a physician-led healthcare focused investment firm, where he has been involved in investments in several leading publicly traded companies developing and commercializing novel therapies for serious, rare diseases. Dr. Doux co-founded the Dermatology Summit and the Dermatology Innovation Forum and served on the conference’s board of directors from 2013 to 2021. Dr. Doux has served as a board trustee for the Pachyonychia Congenita Project, a public charity, since June 2025, and as a director on the board of directors of Kamari Pharma, a privately held clinical stage biotechnology company, since April 2024. From 2019 to 2022, Dr. Doux served on the board of directors of Legacy Palvella. He has also previously served on the boards of multiple biotechnology companies, including Ceptaris Therapeutics, Inc., which developed VALCHLOR® for cutaneous T-cell lymphoma and was acquired by Actelion. Dr. Doux maintained a clinical practice in medical and surgical dermatology from 1999 to 2016. Dr. Doux received his B.S. and M.D. from Stanford University and was a Howard Hughes Medical Institute Fellow in the laboratory of Dr. David Woodley. Dr. Doux completed his internship and residency training at Brigham and Women’s Hospital and Stanford Medical Center, respectively, and earned an M.B.A. from the Wharton School of Business at the University of Pennsylvania, where he was a Palmer Scholar.

Skills & Qualifications: We believe Dr. Doux is qualified to serve on our Board because of his medical expertise in the field of dermatology and extensive experience in both the healthcare industry and healthcare investment management.

10 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

BOARD OF DIRECTORS (continued)
CONTINUING DIRECTORS
CLASS I DIRECTORS — TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS
WESLEY H. KAUPINEN
Age: 48 Director Since: 2024	Committee Memberships: None.	Other Public Directorships: None.

Wesley H. Kaupinen has served as our President and Chief Executive Officer and as a member of our Board since December 2024. Mr. Kaupinen previously served as Legacy Palvella’s Chief Executive Officer and as a member of the Legacy Palvella board of directors since December 2015 until December 2024, and was further appointed President in August 2016. Prior to founding Legacy Palvella, Mr. Kaupinen served as Senior Vice President, Corporate Development and Commercialization at Insmed, Inc., a publicly traded commercial stage biopharmaceutical company focused on developing novel therapies to treat serious rare diseases, from 2013 to August 2015. Previously, Mr. Kaupinen was a Principal at Quaker Partners, an investment firm focused on public market and venture capital investments in innovative life sciences companies, and an associate in the healthcare group at Apax Partners, a global private equity firm. Mr. Kaupinen is a member of the board of directors of Primrose Bio, a private equity-backed company focused on developing and licensing its manufacturing technologies for nucleic acids and proteins used in therapeutics and vaccines. Mr. Kaupinen previously served on the board of directors of Biocoat Holdings, LLC (acquired by GTCR), Intact Vascular, Inc. (acquired by Royal Philips), and TELA Bio, Inc. (NASDAQ: TELA). Earlier in his career, Mr. Kaupinen also held commercial and general management positions at Synthes (now a part of Johnson & Johnson) and Johnson & Johnson Cordis Cardiology. Mr. Kaupinen earned an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. in Economics from the University of Virginia.

Skills & Qualifications: We believe Mr. Kaupinen is qualified to serve on our Board because of his knowledge of Legacy Palvella’s business, as well as his extensive leadership experience and successful record of commercial operations and product pipeline development.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 11

BOARD OF DIRECTORS (continued)
CHRISTOPHER KIRITSY
Age: 61 Director Since: 2016	Committee Memberships: Audit; Nominating and Corporate Governance	Other Public Directorships: None.

Christopher Kiritsy has served as a member of our Board since September 2016. Mr. Kiritsy is founder and managing member of Precision Kapital, LLC, a private investment and advisory firm, a role he has held since 2018, and serves as an advisor to Red Sky Partners, LLC. Prior to forming Precision Kapital, Mr. Kiritsy again teamed up with the late pharmaceutical legend, Michael Jaharis, to co-found Arisaph Pharmaceuticals, Inc. (“Arisaph”) and served as Arisaph’s President and Chief Executive Officer from 2005 to March 2018. At Arisaph, Mr. Kiritsy oversaw the development of a broad preclinical and clinical pipeline, taking several cardiometabolic products into clinical development. Additionally, Mr. Kiritsy employed a unique, shareholder friendly financing strategy, raising nearly two thirds of all capital nondilutively through royalty monetization and grant funding. Prior to Arisaph, Mr. Kiritsy served as Executive Vice President, Corporate Development and Chief Financial Officer of Kos Pharmaceuticals, Inc. (“Kos”) and was responsible for finance, corporate communications, strategic planning, and business development functions. During his decade-long tenure, Mr. Kiritsy raised approximately $500 million in public equity capital, including Kos’ initial public offering, and spearheaded 10 major corporate development transactions, including product acquisitions, in/out licensing and co-promotion arrangements. Mr. Kiritsy played a central role in building Kos from a start-up into publicly traded, profitable, 1,000 person fully-integrated company, where Kos internally developed and commercialized the blockbuster Niaspan® franchise. Kos was acquired by Abbott Laboratories for $4 billion in 2006. Mr. Kiritsy previously served on the board of directors and as audit chair of HTG Molecular Diagnostics, Inc. In addition, Mr. Kiritsy previously served as a board member and audit committee chair of Melinta Pharmaceuticals, Inc., as a board member of Arisaph and as chairman of the board of Avaxia Biologics, Inc. Mr. Kiritsy received his A.B. in Biology from Bowdoin College and his M.B.A. at night from Boston University School of Business. Mr. Kiritsy is a seasoned entrepreneur, possessing 30 years of unique business and technical experience, and a track record of building successful fully integrated biopharma businesses.

Skills & Qualifications: We believe Mr. Kiritsy is qualified to serve on our Board based on his considerable experience in the pharmaceutical industry and his expertise in finance and corporate development.

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BOARD OF DIRECTORS (continued)
CLASS II DIRECTORS — TERMS EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS
ELAINE J. HERON, PH.D.
Age: 78 Director Since: 2024	Committee Memberships: Audit; Nominating and Corporate Governance (Chair)	Other Public Directorships: Vaxart, Inc.

Elaine J. Heron, Ph.D. has served as a member of our Board since December 2024. From February 2009 to October 2015, Dr. Heron served as Chair and CEO of Amplyx Pharmaceuticals, Inc., a private drug development company acquired by Pfizer, Inc. in April 2021. Dr. Heron currently serves on the boards of Vaxart, Inc., a public clinical-stage biotechnology company, Visgenx, Inc., a private early-stage therapeutics company, Watershed Medical, Inc., a private clinical-stage therapeutics company, Enumera Molecular, Inc., a private research stage diagnostic company and BlueWhale Bio, Inc., a private biotechnology company. Dr. Heron is also an advisor to Kyto Technology and Life Science, Inc. Dr. Heron served on the board of directors of Legacy Palvella from 2018 to 2022 and on the board of directors of BioMarin Pharmaceutical Inc., a public biotechnology company, from July 2002 to May 2025. From July 2001 to October 2008, Dr. Heron was Chair and CEO of Labcyte Inc., a private biotechnology company. Before joining Labcyte Inc., Dr. Heron spent six years in positions of increasing responsibility at the Applied Biosystems Group of Applera Corporation, a biotechnology company, including the position of General Manager and Vice President of Sales and Marketing. Dr. Heron earned a B.S. in chemistry with highest distinction and a Ph.D. in analytical biochemistry from Purdue University and an M.B.A. from Pepperdine University.

Skills & Qualifications: We believe Dr. Heron is qualified to serve on our Board because of her extensive experience in life science sales and marketing, finance and accounting, corporate governance matters and research and development.

TADD S. WESSEL
Age: 50 Director Since: 2024	Committee Memberships: Compensation; Nominating and Corporate Governance	Other Public Directorships: None

Tadd S. Wessel has served as a member of our Board since December 2024. Mr. Wessel also served as a member of Legacy Palvella’s board of directors from January 2023 until December 2024. Mr. Wessel is the founder and Managing Partner of Petrichor, a private investment firm focused on the healthcare sector, a role he has held since January 2017. He is also a founder and Managing Partner of Scion Life Sciences, an affiliate of Petrichor, a position he has held since September 2020. Mr. Wessel has more than 25 years of experience, primarily focused on investing and building companies in the life sciences sectors. Previously, he was a Partner at OrbiMed Advisors LLC (“OrbiMed”) where he led the build-out of the structured investment business. Prior to OrbiMed, Mr. Wessel was a Vice President at Fortress Investment Group focused on healthcare investments. Mr. Wessel began his career in the life sciences investment banking groups at Citigroup and Robertson Stephens. Mr. Wessel has served on more than 30 boards most recently including Aurion Biotech and ITM Isotope Technologies Munich SE. He also serves on the Advisory Board of the AIM at Melanoma Foundation, whose mission is dedicated to finding more effective treatments and, ultimately, the cure for melanoma, and on the Board of the International Centers for Precision Oncology (ICPO) whose mission is to scale access of molecularly targeted precision oncology diagnostics and therapeutics for the benefit of cancer patients globally. Mr. Wessel holds an AB in biology from Princeton University.

Skills & Qualifications: We believe Mr. Wessel is qualified to serve on our Board because of his extensive experience in the healthcare and finance industries.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 13

CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Articles of Incorporation, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of our Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Mr. Kaupinen, each of our directors is an “independent director,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
BOARD LEADERSHIP STRUCTURE
Currently, our leadership structure separates the offices of Chief Executive Officer (“CEO”) and Chair of the Board with Mr. Kaupinen serving as our CEO and Mr. Jenkins serving as Chair of the Board. Separating these positions allows the CEO to focus on day-to-day business, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that the CEO must devote to his position in the current business environment, as well as the commitment required to serve as Chair of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chair of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Our Board believes that the separation of the positions of CEO and Chair of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. Although our Bylaws do not require the Chair of the Board and CEO positions to be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company currently. The Nominating and Corporate Governance Committee periodically evaluates our Board leadership structure and whether its leadership structure is appropriate to effectively address the specific needs of our business and the long-term interests of our stockholders.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
RISK MANAGEMENT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. While our Board is responsible for monitoring our overall strategic risk exposure, each committee has been delegated responsibility for the oversight of specific risks that fall within its areas of responsibilities. For example:
•
Our Audit Committee oversees management of financial reporting, related party transactions, compliance, cybersecurity and litigation risks, as well as the steps management has taken to monitor and control such exposures.

•
Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements, employment agreements, stock ownership and the extent to which those policies or practices increase or decrease risks for us.

•
Our Nominating and Corporate Governance Committee manages risks associated with the recruitment of directors, independence of our Board, corporate governance guidelines, including potential conflicts of interest, and the effectiveness of our Board.

EVALUATING BOARD EFFECTIVENESS
Our Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. The Nominating and Corporate Governance Committee has established an annual self-evaluation process for our Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by our Board.
CODE OF CONDUCT
We have a written Code of Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as compliance with legal and regulatory requirements, responding to litigation and investigation inquiries, the protection and use of our intellectual property, conflicts of interest, bribery and kickbacks, related party transactions, fiduciary duties and employment-related rules or regulations. The Code of Conduct and any amendments thereto, or any waivers of its requirements, are disclosed on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2025 Annual Report.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 15

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, financial position, facilities, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings to advise, our Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at our expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, participation in Board meetings, the size and composition of our Board, Board membership criteria, director qualifications and duties, Board committees, director compensation, directors’ outside commitments, continuing education, succession planning and director communications with third parties. Our goal is to achieve a Board that provides effective oversight of us through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval.
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
DIRECTOR NAME	INDEPENDENCE	BOARD	COMMITTEE MEMBERSHIPS
			AC	CC	NCGC
Wesley H. Kaupinen	No	M
George M. Jenkins	Yes	C	C	M
Todd C. Davis	Yes	M		C	M
Elaine J. Heron, Ph.D.	Yes	M	M		C
Christopher Kiritsy	Yes	M	M		M
Tadd S. Wessel	Yes	M		M	M
John Doux, M.D.	Yes	M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
In 2025, our Board held four meetings, our Compensation Committee held one meeting, our Audit Committee held six meetings and our Nominating and Corporate Governance Committee held one meeting. Each director attended at least 75% of the meetings of the Board and the committees on which they served in 2025.
Annual Meeting Attendance
Although we do not have a formal policy regarding Board members’ attendance at our annual meetings of stockholders, directors are encouraged to attend such meetings. All of our then serving directors attended the 2025 Annual Meeting of Stockholders.
Audit Committee
The current members of our audit committee are George M. Jenkins, Elaine J. Heron, Ph.D., and Christopher Kiritsy, each of whom qualifies as an independent director for audit committee purposes, as defined under the rules of the SEC and the applicable Nasdaq listing rules and has sufficient knowledge in financial and auditing matters to serve on our audit committee. Mr. Jenkins is the Chair the audit committee. Each of Mr. Jenkins and Mr. Kiritsy are

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and the Board.
Our audit committee is directly responsible for, among other things:
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selecting a firm to serve as the independent registered public accounting firm to audit the combined company’s consolidated financial statements and overseeing the retention, compensation, evaluation and, when appropriate, termination of such independent registered public accounting firm;

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approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm;

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ensuring the independence of our independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results and related disclosures as well as critical accounting policies and practices used by us;

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monitoring and reviewing legal, regulatory, and administrative compliance to the extent affecting our financial results;

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establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

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considering the adequacy of our internal controls and internal audit function;

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determining and reviewing risk assessment guidelines and policies, including cybersecurity risks, financial risk exposure, and internal controls regarding information security;

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preparing and approving the audit committee report required to be included in our annual proxy statement;

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reviewing material related party transactions or those that require disclosure; and

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reviewing quarterly and year-end earnings releases.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq, which can be found on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
Compensation Committee
The members of our compensation committee are Todd C. Davis, Tadd S. Wessel and George M. Jenkins, each of whom qualifies as an independent director, as defined under applicable Nasdaq listing rules and also meets the additional, heightened independence criteria applicable to members of the compensation committee. Mr. Davis is the Chair of the compensation committee.
Our compensation committee is responsible for, among other things:
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reviewing and making recommendations to the Board as to our general compensation philosophy and overseeing the development and implementation of an executive compensation program and policies related to such program;

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annually reviewing and recommending to the Board the corporate performance goals and objectives relevant to the compensation of our Chief Executive Officer, and annually reviewing the performance of our Chief Executive Officer and recommending to the Board the compensation level for our Chief Executive Officer;

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annually reviewing and recommending to the Board the corporate performance goals and objectives relevant to the compensation of our other executive officers, and annually reviewing the performance of our other executive officers and recommending to the Board the compensation level for our other executive officers;

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reviewing and recommending to the Board the compensation of our directors;

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 17

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
•
overseeing the administration of our stock and equity incentive plans;

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reviewing and approving, or making recommendations to the Board with respect to, incentive compensation and equity plans;

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq, which can be found on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Todd C. Davis, Christopher Kiritsy, Tadd S. Wessel and Elaine J. Heron, Ph.D., each of whom qualifies as an independent director, as defined under applicable Nasdaq listing rules. Dr. Heron is the Chair the nominating and corporate governance committee.
Our nominating and corporate governance committee is responsible for, among other things:
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developing criteria for the selection of new directors and committee membership, including policies regarding the desired knowledge, experience, skills, independence, diversity, and other characteristics of board and committee members;

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identifying, reviewing and evaluating candidates for membership on the Board, including candidates submitted by our stockholders, and making recommendations to the Board regarding nominees to fill vacancies or new positions on the Board and the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;

•
considering proposals submitted by our stockholders and establishing any policies, requirements, criteria and procedures to facilitate stockholder communications with the Board;

•
annually reviewing and recommending to the Board determinations with respect to the independence of continuing and prospective directors within the meaning prescribed by the SEC and Nasdaq;

•
annually reviewing and recommending to the Board (i) the assignment of directors to serve on each of the Board committees, (ii) the chair of each committee and (iii) the chair of the Board or lead independent director, as appropriate, and recommending additional committee members to fill vacancies or as otherwise needed;

•
reviewing all resignations tended by directors and recommending to the Board the action, if any, to be taken with respect to such resignation;

•
developing, recommending and overseeing the implementation of our corporate governance guidelines and a code of business conduct and ethics;

•
overseeing compliance with and reviewing proposed waivers of the corporate governance guidelines or the code of business conduct and ethics for directors, executive officers and other senior financial officers, and reporting on such compliance to the Board;

•
overseeing the process of evaluating the performance of the Board and our committees; and

•
assisting the Board on corporate governance matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq, which can be found on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”

18 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
COMPENSATION CONSULTANT
Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), formerly known as Radford, serves as our executive compensation consultant. Aon reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Aon does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters and certain consulting services related to the preparation of our pay versus performance disclosures. The Compensation Committee has determined that there are no conflicts of interest with respect to the engagement of Aon by the Committee, and that Aon is independent.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2025 and as of the date of this Proxy Statement, none of the members of our Compensation Committee was or is, one of our executive officers or employees and none of our executive officers has served or serves on the board of directors or compensation committee of any entity that employed or employs any member of our Compensation Committee or Board.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website (www.palvellatx.com), LinkedIn (https://www.linkedin.com/company/palvella-therapeutics/), Twitter’s “X” (https://x.com/PalvellaTX), in print and in person at investor presentations or stockholder meetings. We view

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 19

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
communication between our stockholders and the Board as a dialogue. You may also contact us by any of the following:
BY E-MAIL	BY MAIL	BY TELEPHONE
General Inquiries: info@palvellatx.com Investors: Wesley H. Kaupinen Founder and CEO wes.kaupinen@palvellatx.com Media: Marcy Nanus Managing Partner, Trilon Advisors LLC mnanus@trilonadvisors.com	Attention: Secretary Palvella Therapeutics, Inc. 353 W. Lancaster Ave, Suite 200 Wayne, PA 19087	(484) 253-1461

20 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our 2025 non-employee director compensation policy is set forth in the table below:
COMPENSATION ELEMENTS: NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
CASH RETAINERS:
ANNUAL BOARD MEMBER RETAINERS
Member	$40,000
Chair (in addition to Member retainer)	$30,000
ANNUAL COMMITTEE CHAIR RETAINERS
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$8,000
ANNUAL COMMITTEE MEMBER RETAINERS
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$4,000
EQUITY AWARDS:
Initial Equity Grant
Option to purchase 24,700 shares of our common stock, vesting in 36 equal monthly installments, subject to the continued service of the grantee through the applicable vesting dates. Starting on April 13, 2026, the Board has determined to decrease the Initial Equity Grant to consist of an option to purchase 6,000 shares of our common stock.

Annual Equity Grant
Option to purchase 12,350 shares of our common stock vesting upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders after the grant date. Starting on April 13, 2026, the Board has determined to decrease the Annual Equity Grant to consist of an option to purchase 3,000 shares of our common stock.

DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2025 regarding the compensation of our non-employee directors. Mr. Kaupinen, our current President and Chief Executive Officer, is not in the table below because he received no separate compensation for his service as a director of our Company, and all of the compensation earned by Mr. Kaupinen during our 2025 fiscal year as an executive officer of our Company is reflected in the Summary Compensation Table disclosed under the heading “Executive Compensation” below. On April 13, 2026, our board approved an increase in the size of our board from six directors to seven directors, and appointed John Doux, M.D. to serve as a director of our board. Accordingly, Dr. Doux did not receive any compensation during the 2025 fiscal year.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 21

DIRECTOR COMPENSATION (continued)
DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	TOTAL ($)
George M. Jenkins	87,500	215,755	303,255
Todd C. Davis	54,000	215,755	269,755
Christopher Kiritsy	51,500	215,755	267,255
Tadd S. Wessel	49,000	215,755	264,755
Elaine J. Heron, Ph.D.	55,500	215,755	271,255

(1)
Represents the aggregate grant date fair value of option awards made to each listed director in 2025 as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation” (“ASC 718”). These amounts do not represent the actual amounts paid to or realized by the directors during 2025. See Note 2 and Note 10 to the consolidated financial statements included in our 2025 Annual Report regarding assumptions we made in determining the fair value of option awards.

(2)
As of December 31, 2025, Dr. Heron and Messrs. Jenkins, Davis, Kiritsy and Wessel held options to purchase 41,692, 55,475, 53,154, 40,300 and 37,050 shares of our common stock, respectively.

22 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

INDEPENDENT REGISTERED ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with EY and is responsible for approving those fees. The following is a summary and description of fees for services provided by EY in 2025 and 2024.
SERVICE	2025	2024
Audit Fees	$643,000	$1,314,648
Audit-Related Fees	$—	$—
Tax Fees	$—	$22,000
All Other Fees	$—	$—
Total	$643,000	$1,336,648
“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are fees for review of our registration statements and related issuances of consents, as well as related services that are normally provided in connection with statutory and regulatory filings and engagements.
“Tax fees” consists of fees related to federal and state tax advice, acquisition tax planning, assistance with international tax compliance and international tax consulting.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit, permitted non-audit and tax services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit, permitted non-audit and tax services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 23

AUDIT COMMITTEE REPORT
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
PALVELLA THERAPEUTICS, INC.
George M. Jenkins, Chair
Elaine J. Heron, Ph.D.
Christopher Kiritsy
April 30, 2026
24 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
NAME	POSITION	AGE
Wesley H. Kaupinen	President, Chief Executive Officer and Director	48
Matthew E. Korenberg	Chief Financial Officer, Treasurer and Secretary	51
Kathleen Goin	Chief Operating Officer	56
Jeffrey Martini, Ph.D.	Chief Scientific Officer	48
Ashley Kline	Chief Commercial Officer	45
Wesley H. Kaupinen — For biographical information for Mr. Kaupinen, see “Board of Directors — Continuing Directors.”
Matthew E. Korenberg has served as our Chief Financial Officer since December 2024. Mr. Korenberg was the Chief Financial Officer of Legacy Palvella from October 2024 to December 2024. Prior to joining the Company, Mr. Korenberg served as President and Chief Operating Officer of Ligand Pharmaceuticals Incorporated (“Ligand”) from November 2022 to October 2024 and as Chief Financial Officer from August 2015 to October 2022. Before his tenure at Ligand, Mr. Korenberg was the founder, Chief Executive Officer, and a director of NeuroCircuit Therapeutics, a company focused on developing drugs to treat genetic disorders of the brain with an initial focus on Down syndrome. Earlier in his career, Mr. Korenberg was a Managing Director and member of the healthcare investment banking team at Goldman Sachs from July 1999 through August 2013, where he advised and financed companies in the biotechnology and pharmaceutical sectors across New York, London, and San Francisco. Prior to Goldman Sachs, Mr. Korenberg was a healthcare investment banker at Dillon, Read & Co. Inc., working with healthcare and industrial companies. Mr. Korenberg has served as a member of the board of directors and chair of the audit committee of Lifecore Biomedical, Inc., a publicly traded company in the contract development and manufacturing business, since August 2024. Mr. Korenberg holds a B.B.A. in Finance and Accounting from the University of Michigan.
Kathleen Goin has served as our Chief Operating Officer since December 2024. Ms. Goin served as the Chief Operating Officer of Legacy Palvella from March 2023 to December 2024, following her tenure as Vice President, Development Operations of Legacy Palvella from October 2019 to March 2023. From February 2017 to October 2019, Ms. Goin served as Vice President of Clinical Operations at Clinical Works, a myClin company, a specialty consulting firm focused on helping companies start their clinical programs and execute trials. Prior to that, Ms. Goin served as Vice President, Clinical Operations of Trevena, Inc., a publicly held biotechnology company, from November 2013 to February 2017. Ms. Goin holds a Master of Science in Occupational Therapy from Misericordia University and a B.S. in Political Science from Rosemont College.
Jeffrey Martini, Ph.D., has served as our Chief Scientific Officer since December 2024. Dr. Martini was previously the Chief Scientific Officer of Legacy Palvella from October 2024 to December 2024, and the Senior Vice President, Research and Development and Scientific Affairs from August 2020 to October 2024. Prior to joining the Company, Dr. Martini served in various capacities, including as Executive Director, Business Development and Corporate Strategy and as Executive Director, Program Management, at Marinus Pharmaceuticals, Inc. from July 2018 to August 2020. He also served as Senior Director, Project Champion at Teva Pharmaceuticals Industries Limited from July 2013 to July 2018. Dr. Martini holds a Ph.D. in Molecular Pharmacology and Structural Biology from Jefferson University and a B.S. in Life Sciences from Pennsylvania State University.
Ashley Kline has served as our Chief Commercial Officer since May 2025. Ms. Kline previously served in various capacities at Tarsier Pharma, an ophthalmic biopharmaceutical company, including as Chief Commercial Officer from January 2025 to May 2025 where she was responsible for leading commercial and launch planning for product candidates in late-stage clinical development. She also served as a freelance consultant for biopharmaceutical and pharmaceutical companies from June 2023 to May 2025 where she partnered with pre-commercial biotechnology companies and investors to evaluate and optimize market potential for pipeline programs. Prior to this, Ms. Kline worked in a variety of roles at Dompé Pharmaceuticals, a biopharmaceutical company, including as Global Biotech
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 25

EXECUTIVE OFFICERS (continued)
Head from September 2020 to June 2023 and U.S. General Manager from August 2018 to June 2023 where she was responsible for building and leading U.S. and global commercial organizations and overseeing the commercialization of Dompé’s rare disease product. She also served as Senior Director, Commercial Strategy and Development, of Santen Pharmaceutical Co., Ltd., from March 2016 to July 2018, and Director, Corporate Strategy & Commercial Planning, at Adverum Biotechnologies from November 2014 to December 2015. Ms. Kline holds an M.B.A. from the Kellogg School of Management at Northwestern University with majors in Finance, Decision Science and Analytical Consulting, and a B.A., with distinction, from the University of North Carolina at Chapel Hill.

26 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. In 2025, our NEOs were Wesley H. Kaupinen, our President and Chief Executive Officer, Kathleen Goin, our Chief Operating Officer, and Matthew E. Korenberg, our Chief Financial Officer.
We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers during the fiscal year ended December 31, 2025:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Wesley H. Kaupinen President and Chief Executive Officer	2025	575,000	—	2,469,886	359,375	643	3,404,904
	2024	384,923	515,500	4,534,999	—	643	5,436,064
Kathleen Goin Chief Operating Officer	2025	481,300	—	1,306,017	192,520	—	1,979,837
	2024	381,440	257,520	485,612	—	—	1,124,572
Matthew E. Korenberg Chief Financial Officer(5)	2025	475,300	—	1,306,017	190,120	—	1,971,437
	2024	—	—	—	—	—	—

(1)
Amounts shown are discretionary cash incentive payments earned in respect of 2024 performance and paid in 2025.

(2)
The amounts reported represent the aggregate grant date fair value of stock options awarded to the NEOs during the 2025 and 2024 fiscal years, calculated in accordance with FASB ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 2 and Note 10 to our audited financial statements for the years ended December 31, 2024 and December 31, 2025, as applicable. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock options or any sale of any of the underlying shares of common stock.

(3)
The amounts reported represent the annual bonuses paid with respect to achievement of our Company and individual performance objectives for 2025, which was paid in 2026.

(4)
The amounts reported include life insurance premium payments made for Mr. Kaupinen.

(5)
2025 is Mr. Korenberg’s first year as an NEO, therefore no 2024 compensation data is shown for Mr. Korenberg.

Narrative Disclosure to Summary Compensation Table
Elements of Compensation
The compensation of our NEOs generally consists of base salary, annual cash bonus opportunities, and other benefits, as described below.
2025 Base Salaries
Our board of directors and compensation committee recognize the importance of base salary as an element of compensation that helps to attract and retain the named executive officers. We provide a base salary as a fixed source of income for our NEOs for the services they provide to us during the year. This allows us to maintain a stable executive team.
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 27

EXECUTIVE COMPENSATION (continued)
The base salaries for our NEOs in effect for the year ended December 31, 2025 were as follows: $575,000 for Mr. Kaupinen, $481,300 for Ms. Goin, and $475,300 for Mr. Korenberg.
Annual Cash Bonus Opportunities
We also provide our NEOs with annual performance-based cash bonus opportunities, calculated based upon the achievement of specified corporate goals, with each executive officer being assigned a corporate and individual goal weighting. For fiscal year 2025, each executive officer was assigned a target bonus opportunity, which is reflected as a percentage of that individual’s 2025 base salary and is based on the individual’s role and title at the Company.
The 2025 annual bonus opportunity for Mr. Kaupinen, Ms. Goin and Mr. Korenberg were targeted at 50%, 40% and 40% of their respective base salaries. The corporate goals primarily included certain advancements in our clinical programs, achievement of certain regulatory milestones, adding one new QTORIN program to the pipeline, hiring a senior executive with commercialization experience and certain CMC advances. Following a review of 2025 performance, our Compensation Committee approved, and, in the case of Mr. Kaupinen, our Compensation Committee recommended and our Board approved, 2025 annual cash bonuses to each of Mr. Kaupinen, Ms. Goin and Mr. Korenberg in an amount totaling $359,375, $192,520 and $190,120, respectively. Such amounts were determined based on our corporate performance score of 100%, as approved by our Compensation Committee, except Mr. Kaupinen’s bonus was determined using 125% due to outstanding contributions while successfully leading the Company.
Equity Compensation
We grant stock options and restricted stock to our employees from time to time. Typically, equity awards granted upon an individual’s commencement of employment vest 25% upon the first anniversary of the individual’s start date, and monthly over 36 months thereafter, subject to continued employment. Subsequent grants generally vest monthly over 48 months, contingent on continued employment.
Other Elements of Compensation
As described in the “All Other Compensation” column in the “Summary Compensation Table” above, we made payments in respect of life insurance premiums for Mr. Kaupinen.
Say-on-Pay Vote on Executive Compensation
At the 2025 annual meeting of stockholders, approximately 99.1% of the votes cast were in favor of our executive compensation. In light of this result, the Compensation Committee concluded that stockholders broadly support our executive compensation program and, therefore, did not implement substantive changes to the program during the following year.
NAMED EXECUTIVE OFFICER ARRANGEMENTS
Wesley H. Kaupinen
Legacy Palvella entered into an employment agreement with Mr. Kaupinen, dated May 20, 2020 (the “Kaupinen Employment Agreement”), providing for his position as President and Chief Executive Officer and an annual base salary of $350,000. Under the Kaupinen Employment Agreement, Mr. Kaupinen is eligible to receive an annual bonus of 30% of base salary. In December 2024, the Board increased the annual bonus to 50% of base salary, based on the achievement of corporate performance objectives established by the compensation committee. The Board subsequently increased Mr. Kaupinen’s annual bonus to 55% in February 2026. Under the Kaupinen Employment Agreement, Mr. Kaupinen is eligible to participate in Legacy Palvella’s employee benefit plans, subject to the eligibility requirements of those plans.
The Kaupinen Employment Agreement provides for an indefinite term and is terminable (i) at will by Legacy Palvella or by Mr. Kaupinen, provided that 30 days’ advance notice must be provided by the terminating party in the event of a termination of employment without “cause” by Legacy Palvella or Mr. Kaupinen’s resignation without

28 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

EXECUTIVE COMPENSATION (continued)
“good reason”; (ii) on the date that Mr. Kaupinen provides Legacy Palvella with written notice that he is terminating his employment for good reason (subject to any applicable cure period); and (iii) on the date of his death or on the date of his disability, as reasonably determined by Legacy Palvella.
Under the Kaupinen Employment Mr. Kaupinen is entitled to certain benefits upon termination of employment as described below in the section entitled “— Termination Payments.”
Kathleen Goin
Ms. Goin is party to an offer letter, dated August 19, 2019 (the “Goin Offer Letter”), that provides for at-will employment and provides for an initial base salary of $300,000 for full-time work commencing in 2020. Under the Goin Offer Letter, Ms. Goin is eligible to receive an annual cash incentive award opportunity under Legacy Palvella’s bonus plan. In December 2024, the Board increased the annual bonus to 40% of base salary. Ms. Goin is eligible to participate in Legacy Palvella’s employee benefits plans that are generally made available by Legacy Palvella to its employees, subject to the eligibility requirements of those plans.
Matthew E. Korenberg
Mr. Korenberg is party to an offer letter, dated October 9, 2024 (the “Korenberg Offer Letter”), that provides for at-will employment and provides for an initial base salary of $410,050 for full-time work commencing in 2024, increased to $475,300 upon consummation of the Merger. Under the Korenberg Offer Letter, Mr. Korenberg is eligible to receive an annual performance bonus of 40% of the base salary. Mr. Korenberg is eligible to participate in the Legacy Palvella’s employee benefits plans that are generally made available by Legacy Palvella to its employees, subject to the eligibility requirements of those plans.
Confidentiality, Non-Competition, Non-Solicitation and Inventions Agreements
Mr. Kaupinen, Ms. Goin and Mr. Korenberg each entered into a Confidentiality, Assignment of Inventions, and Restrictive Covenant Agreement (the “Restrictive Covenant Agreements”) with Legacy Palvella that includes customary prohibitions against competition with Legacy Palvella and solicitation of Legacy Palvella’s customers and employees, both during employment and for the 12-month following any cessation of employment. The Restrictive Covenant Agreements also include standard provisions relating to Legacy Palvella’s intellectual property rights and prohibiting the executive from disclosing confidential information.
Payment of any severance benefits under each Legacy Palvella NEO’s agreement is conditioned on continued compliance with such Legacy Palvella NEO’s Restrictive Covenant Agreement.
Termination Payments
The following describes any termination or “change of control” payments to which our NEOs were entitled pursuant to their employment with the Company:
Wesley H. Kaupinen
Pursuant to the Kaupinen Employment Agreement, upon termination of employment by Legacy Palvella without “cause” or by Mr. Kaupinen for “good reason”, Legacy Palvella will provide Mr. Kaupinen with 12 months of salary continuation. Payment of Mr. Kaupinen’s severance is conditioned on (i) Mr. Kaupinen’s execution of a general release of claims in favor of Legacy Palvella and its affiliates; (ii) Mr. Kaupinen’s continued compliance with the provisions of his Restrictive Covenant Agreement; and (iii) Legacy Palvella being financially solvent at the time any such severance payment becomes due, and that the payment of any such severance amounts would not cause Legacy Palvella to become insolvent.
Under the Kaupinen Employment Agreement, “cause” generally means any of the following: (i) indictment, commission of, or other entry of a plea of guilty or no contest to, (A) a felony or (B) any crime (other than a felony) that causes Legacy Palvella or its affiliates public disgrace or disrepute, or adversely affects Legacy Palvella or its affiliates’ operations or financial performance or the relationship Legacy Palvella has with its affiliates, customers

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 29

EXECUTIVE COMPENSATION (continued)
and suppliers; (ii) commission of an act of gross negligence, willful misconduct, fraud, embezzlement, theft or material dishonesty with respect to Legacy Palvella or any of its affiliates; (iii) a breach of Mr. Kaupinen’s fiduciary duties to Legacy Palvella or any of its affiliates; (iv) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription); (v) material breach of any agreement with Legacy Palvella or any of its affiliates, including the Kaupinen Employment Agreement and his Restrictive Covenant Agreement; (vi) a material breach of any of Legacy Palvella’s policies regarding employment practices; or (vii) refusal to perform or repeated failure to perform, the lawful directives of the Legacy Palvella board of directors, if not cured within 15 days following his receipt of Legacy Palvella’s written notice.
Under the Kaupinen Employment Agreement, “good reason” generally means Mr. Kaupinen’s resignation for any of the following reasons, provided he provides notice to Legacy Palvella within 90 days of the initial occurrence of the event, Legacy Palvella fails to cure the issue within 30 days, and he resigns within 30 days of the end of the cure period: (i) a material reduction in his title, duties, authority or responsibilities, provided that such reduction would not be deemed to have occurred if, following a change of control, (A) Legacy Palvella remains a separate entity, and he remains the most senior executive directly responsible for Legacy Palvella’s operations, or (B) if Legacy Palvella does not remain a separate entity, and he is the most senior executive directly responsible for the operations of the acquiring entity; (ii) a material breach of the Kaupinen Employment Agreement by Legacy Palvella; (iii) a material reduction in his base salary paid by Legacy Palvella to which he has not provided written consent, other than a decrease in which Legacy Palvella contemporaneously decrease the salaries of all of its senior executives; or (iv) a change of more than 50 miles in the geographic location at which he performs his services.
Under the Kaupinen Employment Agreement, if payments and benefits payable to Mr. Kaupinen in connection with a change in control constitute “excess parachute payments” under Section 280G of the Code, then such payments and benefits will be reduced to the minimum extent necessary so that no portion thereof will fail to be tax-deductible by Palvella or its affiliates under Section 280G of the Code.
Kathleen Goin
Legacy Palvella entered into a severance agreement with Ms. Goin, dated May 22, 2020 (the “Goin Severance Agreement”). The Goin Severance Agreement provides that upon termination of employment by Legacy Palvella without “cause,” Legacy Palvella will provide Ms. Goin with three months of salary continuation. Payment of Ms. Goin’s severance is conditioned on (i) Ms. Goin’s execution of a general release of claims in favor of Legacy Palvella and its affiliates; (ii) Ms. Goin’s continued compliance with the provisions of her Restrictive Covenant Agreement; and (iii) Legacy Palvella being financially solvent at the time any such severance payment becomes due, and that the payment of any such severance amounts would not cause Legacy Palvella to become insolvent.
Under the Goin Severance Agreement, “cause” generally has the same meaning as such term has in the Kaupinen Employment Agreement.
Matthew E. Korenberg
Legacy Palvella entered into a severance agreement with Mr. Korenberg, dated October 9, 2024 (the “Korenberg Severance Agreement”). The Korenberg Severance Agreement provides that upon termination of employment by Legacy Palvella without “cause” Legacy Palvella will provide Mr. Korenberg with three months of salary continuation. Payment of Mr. Korenberg’s severance is conditioned on (i) Mr. Korenberg’s execution of a general release of claims in favor of Legacy Palvella and its affiliates; (ii) Mr. Korenberg’s continued compliance with the provisions of his Restrictive Covenant Agreement; and (iii) Legacy Palvella being financially solvent at the time any such severance payment becomes due, and that the payment of any such severance amounts would not cause Legacy Palvella to become insolvent.
Under the Korenberg Severance Agreement, “cause” generally has the same meaning as such term has in the Kaupinen Employment Agreement.
COMPENSATION RECOVERY (CLAWBACK) POLICY
We have adopted an incentive compensation recoupment policy that is applicable to our executive officers, and such other of our senior executives as may be determined by our Compensation Committee. If we determine that we

30 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

EXECUTIVE COMPENSATION (continued)
must restate our financial results as reported in a periodic or other report filed with the SEC to correct an accounting error due to material noncompliance with any financial reporting requirement under the U.S. securities laws, we will seek to recover or require forfeiture, at the direction of the Compensation Committee, after it has reviewed the facts and circumstances that led to the requirement of the restatement and the costs and benefits of seeking recovery, any excess incentive based compensation, received by an officer covered by the policy during the three completed fiscal years immediately preceding the date on which we are required to prepare the accounting restatement. Furthermore, we will seek to recoup incentive compensation that is used in such a way that violates our insider trading policy, for example, by engaging in transactions involving hedging devices or our securities that are used to secure a margin or other loan.
PLEDGING AND ANTI-HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.
EQUITY GRANT TIMING
During 2025, our board of directors and Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that disclosed material nonpublic information.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION
Wesley H. Kaupinen	15,181(2)	6,252	$9.79	2/22/2033
	35,638(3)	45,821	$7.53	5/27/2034
	104,451(4)	313,355	$13.60	12/12/2034
	50,798(1)	193,033	$14.76	2/05/2035
Kathleen Goin	21,551(5)	—	$7.14	10/29/2029
	21,480(6)	—	$9.08	10/14/2030
	68,132(2)	28,055	$9.79	2/22/2033
	13,030(3)	16,756	$7.53	5/27/2034
	6,960(4)	20,883	$13.60	12/12/2034
	26,860(1)	102,072	$14.76	2/05/2035
Matthew E. Korenberg	48,737(7)	118,363	$13.60	12/13/2034
	26,860(1)	102,072	$14.76	2/05/2035

(1)
This option was granted on February 5, 2025 and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 31

EXECUTIVE COMPENSATION (continued)
(2)
This option was granted on February 23, 2023 and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(3)
This option was granted on May 28, 2024 and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(4)
This option was granted on December 13, 2024, and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(5)
This option was granted on October 30, 2019, and vests as follows: 25% of the option shares vested on October 30, 2020, and the remaining 75% of the option shares vest in 36 substantially equal monthly installments thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(6)
This option was granted on October 15, 2020, and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(7)
This option was granted on December 13, 2024, and vests as follows: 25% of the option shares vested on October 16, 2025, and the remaining 75% of the option shares vest in 36 substantially equal monthly installments thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

PAY VERSUS PERFORMANCE
As required by SEC rules, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee view the link between our performance and the pay of our principal executive officer, or PEO, and our NEOs.
Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1)(2)(3) ($)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR ($)(4)	Net Income (Loss) ($ Thousands)(5)
2025	—	3,404,904	—	57,096,633	1,975,637	21,474,399	125.81	(41,715)
2024	1,426,204	5,148,564	1,379,772	4,551,549	1,195,278	1,270,466	14.42	(17,434)
2023	1,358,952	—	553,945	—	717,241	448,400	17.50	18,691

(1)
Stephen Yoder, the Former Chief Executive Officer, was our PEO until December 2024. Wesley H. Kaupinen was our PEO since December 2024 and was our only PEO in 2025. For purposes of the pay-versus-performance disclosure, Mr. Yoder is referred to as the “First PEO” and Mr. Kaupinen as the “Second PEO.” The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Thomas Bures	Kathleen Goin	Kathleen Goin
Shane Olwill	Jeffrey Martini	Matthew E. Korenberg
	Thomas Bures

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

32 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

EXECUTIVE COMPENSATION (continued)
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Option Awards columns set forth in the Summary Compensation Table.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR SECOND PEO ($)	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS FOR SECOND PEO ($)	INCLUSION OF EQUITY VALUES FOR SECOND PEO ($)	COMPENSATION ACTUALLY PAID TO SECOND PEO ($)
2025	3,404,904	(2,469,886)	56,161,615	57,096,633
YEAR	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE EXCLUSION OF STOCK AWARDS AND OPTION AWARDS FOR NON-PEO NEOS ($)	AVERAGE INCLUSION OF EQUITY VALUES FOR NON-PEO NEOS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)
2025	1,975,637	(1,306,017)	20,804,779	21,474,399
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
YEAR	YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AS OF LAST DAY OF YEAR FOR SECOND PEO ($)	CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO LAST DAY OF YEAR OF UNVESTED EQUITY AWARDS FOR SECOND PEO ($)	VESTING-DATE FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT VESTED DURING YEAR FOR SECOND PEO ($)	CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO VESTING DATE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FOR SECOND PEO ($)	FAIR VALUE AT LAST DAY OF PRIOR YEAR OF EQUITY AWARDS FORFEITED DURING YEAR FOR SECOND PEO ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE INCLUDED FOR SECOND PEO ($)	TOTAL- INCLUSION OF EQUITY VALUES FOR SECOND PEO ($)
2025	18,246,373	32,369,914	1,867,105	3,678,223	—	—	56,161,615
YEAR	AVERAGE YEAR-END FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT REMAINED UNVESTED AS OF LAST DAY OF YEAR FOR NON-PEO NEOS ($)	AVERAGE CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO LAST DAY OF YEAR OF UNVESTED EQUITY AWARDS FOR NON-PEO NEOS ($)	AVERAGE VESTING-DATE FAIR VALUE OF EQUITY AWARDS GRANTED DURING YEAR THAT VESTED DURING YEAR FOR NON-PEO NEOS ($)	AVERAGE CHANGE IN FAIR VALUE FROM LAST DAY OF PRIOR YEAR TO VESTING DATE OF UNVESTED EQUITY AWARDS THAT VESTED DURING YEAR FOR NON-PEO NEOS ($)	AVERAGE FAIR VALUE AT LAST DAY OF PRIOR YEAR OF EQUITY AWARDS FORFEITED DURING YEAR FOR NON-PEO NEOS ($)	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE INCLUDED FOR NON-PEO NEOS ($)	TOTAL- AVERAGE INCLUSION OF EQUITY VALUES FOR NON-PEO NEOS ($)
2025	9,647,786	8,157,109	987,360	2,012,524	—	—	20,804,779

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

(5)
The dollar amounts reported represent the amount of net income (loss) for Palvella Therapeutics as reported in the Company’s audited financial statements for 2025 and 2024.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 33

EXECUTIVE COMPENSATION (continued)
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

34 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

EXECUTIVE COMPENSATION (continued)
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income (loss) during the three most recently completed fiscal years.
All information provided under the heading “Pay versus Performance” will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 35

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2024, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Business Combination
At the effective time of the Merger, or the Closing Date, an aggregate of approximately 6,500,000 shares of our Common Stock and Exchanged Options (as defined below) were issued to securityholders of Legacy Palvella as of immediately prior to the Closing Date in respect of all of the equity interests of Legacy Palvella. As a result of the consummation of the Merger, we have ceased to be a shell company (as such term is defined in Rule 12b-2 under the Exchange Act).
PIPE Investment (Private Placement)
Concurrently with the execution of the Merger Agreement, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors, pursuant to which, among other things, on the Closing Date and immediately following the consummation of the Merger, the PIPE Investors purchased (either for cash or in exchange for the termination and cancellation of outstanding convertible promissory notes issued by Legacy Palvella), and the Company issued and sold to the PIPE Investors, (i) 3,168,048 shares of common stock and (ii) Pre-Funded Warrants, exercisable for 2,466,456 shares of common stock, at a purchase price of $13.9965 per share or $13.9955 per Pre-Funded Warrant, which represents the per share purchase price of the common stock less the $0.001 per share exercise price for each Pre-Funded Warrant, for an aggregate purchase price of approximately $78.9 million, consisting of approximately $60.0 million in cash and the conversion of approximately $18.9 million of principal and interest under outstanding convertible notes issued by Legacy Palvella (the “PIPE Financing”). The table below sets forth the number of shares of common stock or Pre-Funded Warrants purchased by related parties at the closing of the PIPE Financing.
INVESTOR	SHARES OF COMMON STOCK (#)	PRE-FUNDED WARRANTS (#)	TOTAL PURCHASE PRICE ($)
Averill Master Fund, Ltd	714,463	—	9,999,981
Entities affiliated with BVF Partners	—	1,071,695	14,999,979
Entities affiliated with Samsara BioCapital, LP	35,722	—	499,983
Eagles Mere Air Museum Foundation(1)	11,026	—	154,328
Todd C. Davis(2)	36,732	—	514,126
Wesley H. Kaupinen(3)	1,470	—	20,577
TOTAL	799,413	1,071,695	26,188,974

(1)
George M. Jenkins, a member and chair of our board of directors, controls Eagles Mere Air Museum Foundation.

(2)
Todd C. Davis is a member of our board of directors.

(3)
Wesley H. Kaupinen is our President and Chief Executive Officer and a member of our board of directors.

2024 Registration Rights Agreement
On December 13, 2024, we entered into a registration rights agreement with the PIPE Investors with respect to the Resale Shares (the “Registrable Securities”) in the PIPE Financing (the “Registration Rights Agreement”) with the selling stockholders named therein, pursuant to which, among other things, we agreed to provide for the registration and resale of the Registerable Securities held by such selling stockholders from time to time.
36 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
Legacy Palvella Transactions
The following paragraphs describe transactions since January 1, 2024, to which Legacy Palvella had been a party in which the amount involved exceeded the lesser of (i) $120,000 and (ii) 1% of the average of Legacy Palvella’s total assets at year-end for the prior two fiscal years, and in which any of Legacy Palvella’s directors, executive officers or, to Legacy Palvella’s knowledge, beneficial owners of more than 5% of Legacy Palvella capital stock or any member of the immediate family of any of the foregoing persons had or would have had a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Convertible Note Financing
Between June and July 2024, Legacy Palvella issued and sold convertible notes in the aggregate principal amount of $12,433,000. Simple interest accrued on the outstanding principal amount of the convertible notes at an annual rate of SOFR plus 2.0% per annum. Unless earlier converted, the maturity date was the earliest to occur of (i) the date that Legacy Palvella received approval of an NDA by the FDA of the QTORIN rapamycin in the United States, or (ii) the date that is July 3, 2027. Upon the closing of the PIPE Financing, the entire outstanding principal amount and unpaid accrued interest on the convertible notes automatically converted into the common stock of Palvella at the same price per share of the Palvella common stock issued in a PIPE Financing.
The following table summarizes the convertible notes purchased by certain members of the Legacy Palvella board of directors or their affiliates and holders of more than 5% of Legacy Palvella’s outstanding capital stock. The terms of these purchases were the same for all purchasers of Legacy Palvella’s convertible notes.
NAME OF NOTEHOLDER	PRINCIPAL AMOUNT OF CONVERTIBLE NOTES ($)
Petrichor Opportunities Fund I LP.(1)	2,500,000
Ligand Pharmaceuticals Incorporated(2)	2,500,000
Todd C. Davis(2)	500,000
Eagles Mere Air Museum Foundation(3)	150,000
Wesley H. Kaupinen(4)	20,000
TOTAL	5,670,000

(1)
Tadd S. Wessel, a former member of the Legacy Palvella board of directors, is a managing partner of Petrichor Healthcare Capital Management, the investment manager of Petrichor Opportunities Fund I LP.

(2)
Todd C. Davis was a member of the Legacy Palvella board of directors and the Chief Executive Officer of Ligand Pharmaceuticals Incorporated.

(3)
George M. Jenkins, a member of the Legacy Palvella board of directors, controls Eagles Mere Air Museum Foundation.

(4)
Wesley H. Kaupinen was Legacy Palvella’s President and Chief Executive Officer and a member of Legacy Palvella board of directors.

Stock Option Grants to Executive Officers and Directors
Legacy Palvella granted options to its executive officers and certain of its directors as more fully described in the section entitled “Executive Compensation.”
Employment Agreements
Legacy Palvella entered into employment agreements, offer letters and/or severance agreements with each of its NEOs. See “Executive Compensation — Named Executive Officer Employment Agreements” for a further discussion of these arrangements.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 37

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
Policies and Procedures for Related Party Transactions
In connection with the closing of the Merger, we adopted a written related party transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-party transactions. This policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are or will be a participant and a related party has or will have a direct or indirect material interest, as determined by the audit committee of the Board, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, and indebtedness, guarantees of indebtedness or employment by us of a related party.
All related party transactions described in this section occurred prior to adoption of this policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by the Legacy Palvella board of directors. The Legacy Palvella board of directors reviewed and approved transactions with directors, officers and holders of 5% or more of Legacy Palvella’s voting securities and their affiliates, each a related party. Prior to the Merger, the material facts as to the related party’s relationship or interest in the transaction are disclosed to the Legacy Palvella board of directors prior to their consideration of such transaction, and the transaction is not considered approved by the Legacy Palvella boards of directors unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when Legacy Palvella stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must approve the transaction in good faith.
Pieris Transactions and Agreements
Pieris’ Audit Committee Charter required the Audit Committee to review, consider, and approve in advance all future transactions, in which Pieris was a participant, that involved amounts that equal or exceed $120,000 and in which any Related Person had or would have had a direct or indirect material interest in such transaction. Related Persons include any of Pieris’ directors, executive officers, holder of 5% or more of any class of Pieris capital stock, or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K. In approving or rejecting any such proposal, Pieris’ Audit Committee was to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction was on terms no less favorable to Pieris than terms Pieris could have generally obtained from an unaffiliated third party under the same or similar circumstances.
Related Person Transactions
On July 23, 2024, BVF, which held more than 5% of Pieris’ voting securities, along with other PIPE Investors, entered into the Purchase Agreement with Pieris, pursuant to which such PIPE Investors agreed to subscribe for and purchase (either for cash or in exchange for the termination and cancellation of outstanding convertible notes issued by Legacy Palvella), and Pieris agreed to issue and sell to the PIPE Investors, an aggregate of approximately 3,154,241 of shares of Pieris common stock at a price per share equal to the Purchase Price, subject to adjustment as set forth in the Purchase Agreement, and/or in lieu of Pieris common stock to certain purchasers who so chose, Pre-Funded Warrants to purchase up to 2,592,585 shares of the combined company common stock at a purchase price per Pre-Funded Warrant equal to the Purchase Price, subject to adjustment as set forth in the Purchase Agreement, minus $0.001. Each of BVF, Samsara Biocapital, L.P., Averill Master Fund, Ltd. and Integrated Finance Group agreed to purchase shares pursuant to the Purchase Agreement and, together with each of their respective affiliates, were expected to be beneficial owners of 5% or more than the outstanding shares of Pieris following the PIPE Financing.
Other than the foregoing, since January 1, 2024, there had not been, nor was there currently proposed, any transaction to which Pieris was a party in which the amount involved exceeds the lesser of $120,000 and 1% of the average of Pieris’ total assets at year-end for the last two completed fiscal years, and in which any of Pieris’ directors, executive officers, holders of more than 5% of any class of Pieris’ voting securities or any of their respective affiliates or immediate family members, had, or would have had, a direct or indirect material interest.

38 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
Indemnification Agreements with Directors and Executive Officers
Pieris entered into indemnification agreements with each of its directors and executive officers. Each of those indemnification agreements was in the form approved by the Pieris board of directors. Those indemnification agreements required that, under the circumstances and to the extent provided for therein, Pieris indemnified such persons to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by any such person as a result of such person being made a party to certain actions, suits, and proceedings by reason of the fact that such person was a director, officer, employee, or agent of Pieris, any entity that was a predecessor corporation of Pieris, or any of Pieris’ affiliates. The rights of each person who was a party to such an indemnification agreement were, in addition to any other rights such person might have had under applicable Nevada law, Pieris’ amended and restated articles of incorporation, Pieris’ amended and restated bylaws, any other agreement, a vote of Pieris stockholders, a resolution adopted by the Pieris board of directors, or otherwise.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 39

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information relating to our equity compensation plans as of December 31, 2025:
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS AND OTHER RIGHTS (A)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS AND OTHER RIGHTS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity compensation plans approved by security holders(1)	2,916,189	$20.66(2)	1,115,488(3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,916,189	$20.66	1,115,488

(1)
Includes the following plans: Palvella Therapeutics, Inc. 2019 Equity Incentive Plan (the “2019 Legacy Palvella Plan”) and 2024 Plan.

(2)
The weighted average exercise price is calculated based solely on outstanding stock options.

(3)
As of December 31, 2025, 1,115,488 shares remained available for future issuance under the 2024 Plan. As of December 31, 2025, 0 shares remained available for future issuance under the 2019 Legacy Palvella Plan.

40 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 13, 2026, except to the extent otherwise indicated in the footnotes below, by (a) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock, (b) each of our NEOs, as identified in the “Summary Compensation Table” above (c) each of our directors (or nominee for director), and (d) all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of April 13, 2026 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.
Percentage of ownership is based on 14,323,686 shares of our common stock issued and outstanding on April 13, 2026 and does not give effect to the exercise of pre-funded warrants. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Palvella Therapeutics, Inc., 353 W. Lancaster Avenue, Suite 200, Wayne, Pennsylvania 19087.
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Holders:
Entities affiliated with Biotechnology Value Fund, L.P.(1)	879,009	6.1%
Entities affiliated with First Light Asset Management, LLC(2)	887,031	6.2%
Entities affiliated with Suvretta Capital Management, LLC(3)	822,400	5.7%
Entities affiliated with Frazier Life Sciences Public Fund, L.P.(4)	722,400	5.0%
Directors and Named Executive Officers:
Wesley H. Kaupinen(5)	1,128,685	7.7%
Kathleen Goin(6)	181,947	1.3%
Matthew E. Korenberg.(7)	112,796	1.1%
George M. Jenkins(8)	238,555	1.7%
Todd C. Davis(9)	147,649	1.0%
Elaine J. Heron, Ph.D.(10)	82,356	*
Christopher Kiritsy(11)	28,138	*
Tadd S. Wessel(12)	501,226	3.5%
John Doux, M.D.(13)	10,364	*
All current directors and executive officers as a group (11 individuals)(14)	2,627,085	17.2%

*
Less than 1.0%

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
(1)
Based solely on a Schedule 13G/A filed with the SEC on February 17, 2026 by Biotechnology Value Fund, L.P., or BVF, consists of (i) 471,202 shares of common stock held of record by BVF, (ii) 341,883 shares of common stock held of record by Biotechnology Value Fund II, L.P., or BVF2, (iii) 53,187 shares of common held of record by Biotechnology Value Trading Fund OS, L.P., or Trading Fund OS, and (iv) 12,737 held in a certain BVF Partners L.P. managed account, or the Partners Managed Account. BVF GP Holdings LLC, or BVF GPH, as the general partner of BVF, may be deemed to beneficially own the 471,202 shares beneficially owned by BVF. BVF II GP LLC, or BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 341,883 shares beneficially owned by BVF2. BVF Partners OS Ltd., or Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 53,187 shares beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF I GP LLC, or BVF GP, and BVF2 GP, may be deemed to beneficially own the 813,085 shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P., or Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 879,009 shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 879,009 shares beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 879,009 shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the Shares beneficially owned by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. The business address of each of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery Street, 40th Floor, San Francisco, California 94104 and the business address of each of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(2)
Based solely on a Schedule 13G filed with the SEC on February 17, 2026 by First Light Asset Management, LLC, consists of 887,031 shares of common stock held by First Light Asset Management, LLC, where First Light Asset Management, LLC and Matthew P. Arens Cowen hold shared voting power and shared dispositive power. Mr. Arens is the managing member and majority owner of, and therefore a control person of First Light Asset Management, LLC. The business address of each of First Light Asset Management, LLC and Mr. Arens is 3300 Edinborough Way, Suite 201, Edina, MN 55435.

(3)
Based solely on a Schedule 13G/A filed with the SEC on November 13, 2025 by Suvretta Capital Management, LLC, consists of 822,400 shares of common stock held by Suvretta Capital Management, LLC, where Suvretta Capital Management, LLC, Averill Master Fund, Ltd., and Aaron Cowen hold shared voting power and shared dispositive power. Suvretta Capital Management, LLC is the investment manager of Averill Master Fund, Ltd. Aaron Cowen is a control person of Suvretta Capital Management, LLC. The business address of each of Suvretta Capital Management, LLC and Mr. Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022 and the address of Averill Master Fund, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(4)
Based solely on a Schedule 13G/A filed with the SEC on February 13, 2026 by Frazier Life Sciences Public Fund, L.P., consists of (i) 706,360 shares of common stock held directly by Frazier Life Sciences Public Fund, L.P., or FLSPF, (ii) 4,730 shares of common stock held directly by Frazier Life Sciences X, L.P., or FLS X, (ii) 7,517 shares of common stock held directly by Frazier Life Sciences XI, L.P., or FLS XI and (iv) 3,793 shares of common stock held directly by Frazier Life Sciences XII, L.P., or FLS XII. These amounts exclude (i) 1,214,731 shares of common stock issuable upon exercise of pre-funded warrants held by FLSPF, (ii) 5,641 shares of common stock issuable upon exercise of pre-funded warrants held by FLS X and (iii) 5,886 shares of common stock issuable upon exercise of pre-funded warrants held by FLS XI, which pre-funded warrants may not be exercised if immediately prior to or as a result of such exercise would result in beneficial ownership by a holder, together with that of its affiliates and any member of a Section 13(d) group, of more than 4.99%. The holders of pre-funded warrants may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing us with at least 61 days’ prior notice of any increase. FHMLSP, L.P. is the general partner of FLSPF and the general partner of FHMLSP, L.P. is FHMLSP, L.L.C., which is managed by an investment committee of four that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by FLSPF. FHMLS X, L.P. is the general partner of FLS X and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Heron and Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares of Common Stock held by FLS X. FHMLS XI, L.P. is the general partner of FLS XI and the general partner of FHMLS XI, L.P. is FHMLS XI, L.L.C., which is managed by an investment committee of three that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by FLS XI. FHMLS XII, L.P. is the general partner of FLS XII and the general partner of FHMLS XII, L.P. is FHMLS XII, L.L.C., which is managed by an investment committee of three that acts by majority vote. Accordingly, no

42 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
members of such committee are attributed beneficial ownership of the securities directly held by FLS XII. The business address of FLSPF. is c/o Frazier Life Sciences Management, L.P., 1001 Page Mill Rd, Building 4, Suite B, Palo Alto, CA 94304.
(5)
Consists of (i) 44,410 held of record by Wesley H. Kaupinen, (ii) 781,409 shares of common stock held of record by Wesley H. Kaupinen 2019 Irrevocable Trust for the benefit of Mr. Kaupinen’s spouse and (iii) 302,866 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026. Mr. Kaupinen is no longer deemed to beneficially own the 781,409 shares of common stock held of record by Christine L. Kaupinen 2019 Irrevocable Trust dated February 28, 2019 due to changes in the governance structure of the trust.

(6)
Consists of 181,947 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

(7)
Consists of 112,796 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

(8)
Consists of (i) 187,616 shares of common stock held of record by George M. Jenkins, (ii) 37,423 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026, and (iii) 13,516 shares held by Eagles Mere Air Museum Foundation, an entity which is controlled by Mr. Jenkins.

(9)
Consists of (i) 112,547 shares of common stock held of record by Todd C. Davis and (ii) 35,102 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

(10)
Consists of (i) 47,812 held of record by Elaine J. Heron, Ph.D., (ii) 5,879 shares of common stock held of record by Elaine Jones Heron Trust for the benefit of Elaine J. Heron, Ph.D., and (iii) 28,665 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

(11)
Consists of (i) 250 shares of common stock held of record by Christopher Kiritsy and (ii) 27,888 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

(12)
Consists of (i) 24,013 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026 and (ii) 477,213 shares of common stock held by entities affiliated with Petrichor Healthcare Capital Management, a private investment firm, of which Mr. Wessel is the founder and managing partner. Mr. Wessel disclaims beneficial ownership over the shares that are held by Petrichor Healthcare Capital Management, except to the extent of his pecuniary interest therein.

(13)
Consists of 10,364 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

(14)
Includes (i) 1,670,652 shares of common stock and (ii) 956,433 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 13, 2026.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that during the year ended December 31, 2025, all required reports were filed on a timely basis under Section 16(a), except that, a late Form 4 was filed for Ashley Kline for a grant that occurred on May 27, 2025, due to an administrative delay in obtaining Ms. Kline’s EDGAR filer codes.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 43

PROPOSALS TO BE VOTED ON
PROPOSAL 1:   ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2029
At the Annual Meeting, our stockholders will vote on the election of three Class III director nominees named in this Proxy Statement as directors, each to serve until our 2029 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated George M. Jenkins, Todd C. Davis and John Doux, M.D. for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. Our Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his replacement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF GEORGE M. JENKINS, TODD C. DAVIS AND JOHN DOUX, M.D.
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PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 2:   RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR
The Audit Committee of the Board has appointed and engaged EY to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2026 fiscal year, and to perform audit-related services. EY has served as our independent registered public accounting firm since 2018.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the 2026 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of EY are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 45

PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 3:   APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will consider the outcome of the “say-on-pay” vote described in this Proposal 3 and the related “say-on-frequency” vote described in Proposal 4 of this Proxy Statement when considering future executive compensation decisions.
Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We encourage our stockholders to read the “Summary Compensation Table” table and other related compensation tables and narrative disclosures, which describe the 2025 compensation of our named executive officers.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 4:   NON-BINDING ADVISORY BASIS, OF THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should hold future “say-on-pay” votes. This proposal is commonly known as “say-on-frequency”. Stockholders may vote for a frequency of every one, two or three years. The vote on the frequency of the “say-on-pay” vote, just as with the “say-on-pay” vote itself, is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. However, the Compensation Committee and Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of our named executive officers. Because this vote is advisory and non-binding, our Board may decide that it is in the best interests of the Company and our stockholders to hold the advisory vote to approve executive compensation more or less frequently.
We currently conduct an advisory vote on the compensation of our named executive officers each year. It is the opinion of the Board that the frequency of future advisory stockholder votes on the compensation of our named executive officers should be once every year. The Board views the way we compensate our named executive officers as an essential part of our strategy to maximize our performance and deliver enhanced value to our stockholders. The Board believes that a vote every year will permit us to focus on developing compensation practices that are in the best long-term interests of our stockholders, while simultaneously giving stockholders the time frame they need to fully evaluate the design and effectiveness of those practices.
Stockholders will not be voting to approve or disapprove of the recommendation of our Board. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to adopt this resolution. If none of the three frequency options receives the vote of the holders of a majority of the votes cast, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes properly cast to be the frequency preferred by our stockholders.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “ONE YEAR” FOR THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 47

PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 5:   APPROVAL OF AN AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES ISSUABLE UNDER THE 2024 PLAN BY 750,000 SHARES
Overview
The Palvella Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) was approved by the Board on September 12, 2024 and by our stockholders on December 13, 2024. The 2024 Plan replaced the Pieris Pharmaceuticals, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, Pieris Pharmaceuticals, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan, Pieris Pharmaceuticals, Inc. 2018 Employee, Director and Consultant Equity Incentive Plan, Pieris Pharmaceuticals, Inc. 2019 Employee, Director and Consultant Equity Incentive Plan, Pieris Pharmaceuticals, Inc. 2020 Employee, Director and Consultant Equity Incentive Plan, as amended (the “Prior Plans”). On April 27, 2026, our Board approved Amendment No. 1 to the Palvella Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan Amendment”), subject to stockholder approval, to increase the number of shares of common stock available for issuance under the 2024 Plan by 750,000 shares and directed that the 2024 Plan Amendment be submitted to our stockholders for their approval. The 2024 Plan Amendment, if approved by stockholders, will amend the current 2024 Plan.
If the 2024 Plan Amendment is approved, the maximum number of shares of common stock available for issuance under the 2024 Plan will be increased by 750,000 shares. If this proposal is not approved by our stockholders, the 2024 Plan Amendment will not become effective and the 2024 Plan will remain in effect in accordance with its present terms. A copy of the 2024 Plan Amendment is attached to this proxy statement as Appendix A.
Summary of Reasons to Approve the 2024 Plan Amendment
The Board recommends a vote “FOR” approval of the 2024 Plan Amendment because the Board believes the proposed amendment is in the best interests of our company and its stockholders for the following reasons:
•
Market Competitiveness. Our equity compensation plan plays an important role in our effort to align the interests of participants and stockholders. Moreover, in our industry, equity compensation awards are an important tool in recruiting, retaining, and motivating highly skilled and critical talent, upon whose efforts our success is dependent. Without sufficient equity awards available to effectively attract, motivate and retain employees, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package.

•
Consistent with our Pay-for-Performance Compensation Philosophy. We use incentive compensation both to reinforce desired business results and to motivate our employees to achieve those results.

•
Share Pool Duration. Our current share pool is insufficient to meet our projected equity needs. We expect that the current shares available for issuance under the 2024 Plan, together with the 750,000 additional shares available for issuance pursuant to the 2024 Plan Amendment, will provide us with enough shares for equity awards for one year, with such timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards and future circumstances that may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2024 Plan could last for a shorter or longer time. We remain committed to managing our equity grant practices, including burn rate and overhang, and to balance talent needs with stockholder dilution.

Equity Awards are a Key Part of our Compensation Program for Employees Generally
Our Compensation Committee believes that equity compensation has been, and will continue to be, a critical component of our compensation program because it develops a culture of ownership among our employees and aligns their interests with the interests of our stockholders. We have a practice of granting equity-based awards broadly throughout our organization, believing that we will succeed if all our employees feel invested in us, our business and our future. Consistent with this practice, all of our employees received equity awards under the 2024 Plan in 2025, underscoring the broad-based and inclusive nature of our program. To date, we have successfully

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PROPOSALS TO BE VOTED ON (continued)
competed for top talent, often in direct competition with much larger biopharmaceutical companies with greater resources, in part because of our use of equity-based compensation. In addition, we must compete with other biopharmaceutical companies, all of which use equity-based compensation as a key component of their compensation programs. We believe that equity awards are central to our employment value proposition and are critical to our ability to attract, motivate and retain qualified personnel, particularly as we grow and in light of the highly competitive markets for employee talent in which we operate.
As of the Record Date, shares of common stock remain available for future grant under the 2024 Plan. Accordingly, without the proposed addition to the reserve in the 2024 Plan, our ability to provide equity incentives for our existing employees and management team would be severely limited and we would not be able to make customary annual equity awards. In turn, this would place us at a competitive disadvantage because our ability to motivate and retain key personnel in 2026 would be compromised during a critical growth period. In addition, without sufficient equity awards available to effectively attract, motivate and retain employees, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would then reduce the cash available for operations and other purposes.
Our Equity Program is Designed to Incentivize Performance
Our broad-based equity program generally provides for awards to all employees. These awards include stock options, which are designed to incentivize performance because no value is created unless our stock price increases from the date the options are granted. We grant stock options to new employees that are subject to 25% vesting on the first anniversary of the grant date, with the remaining 75% vesting in 36 equal monthly installments. In addition, we provide annual awards of stock options to all employees that are subject to monthly vesting over 48 months. In the case of our management team, the Compensation Committee, and in the case of our Chief Executive Officer, the Board, makes awards of stock options, in line with awards to our other employees described above.
Our Compensation Committee believes that the program of stock options provides management and our employees appropriate incentives to build the value of our company.
Determination of Additional Shares under Amended 2024 Plan
We expect that the current shares available for issuance under the 2024 Plan, together with the 750,000 additional shares available for issuance pursuant to the 2024 Plan Amendment, will provide us with enough shares for awards for one year, with such timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards and future circumstances that may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2024 Plan could last for a shorter or longer time.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 49

PROPOSALS TO BE VOTED ON (continued)
Historic Use of Equity and Outstanding Awards
Overhang
The following table provides certain additional information regarding our use of equity awards:
As of April 13, 2026 (Record Date)
Total number of shares of common stock subject to outstanding stock options	3,304,112
Total number of shares of common stock subject to outstanding full value awards (restricted stock units and performance stock units)	13,000
Weighted-average exercise price of outstanding stock options	$30.35
Weighted-average remaining term of outstanding stock options	8.58 years
Total number of shares of common stock available for future grant under the 2024 Plan	614,802
Total number of shares of common stock outstanding(1)	14,323,686
Per-share closing price of common stock as reported on Nasdaq Capital Market	$129.00

(1)
As of the Record Date, there were pre-funded warrants outstanding to purchase 1,394,780 shares of common stock, which shares are not reflected in the total number of shares of common stock outstanding.

Burn Rate
Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation awards. We calculated the burn rate for the 2025 fiscal year, as set forth in the following table. As previously disclosed, on December 13, 2024, we consummated a merger with Merger Sub and Legacy Palvella, whereby (i) Merger Sub merged with and into Legacy Palvella, with Legacy Palvella as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of the Company and (ii) the Company’s name was changed from Pieris Pharmaceuticals, Inc. to Palvella Therapeutics, Inc. Accordingly, burn rate data for fiscal years prior to 2025 is not presented, as such periods reflect the equity compensation practices of the pre-merger entity. In addition, the post-merger period in 2024 reflects only a limited period following the closing of the merger and is not considered meaningful for purposes of evaluating historical burn rate:
2025
Stock options granted	1,362,389
Restricted stock units granted	0
Performance stock units granted	0
Weighted-average common stock outstanding(1)	13,573,837
Burn Rate(2)	10.0%

(1)
During the 2025 fiscal year, there were pre-funded warrants outstanding to purchase 2,466,456 shares of common stock. The weighted-average common stock outstanding assumes the exercise of all such pre-funded warrants into shares of common stock. A portion of the pre-funded warrants were exercised in the fourth quarter of 2025. As of the Record Date, there remained pre-funded warrants outstanding to purchase 1,394,780 shares of common stock.

(2)
Annual equity burn rate is calculated by dividing the number of shares subject to time-based equity awards granted during the year by the weighted-average number of shares outstanding during the period.

We recognize that equity awards dilute existing stockholders, and, therefore, we and our Compensation Committee are mindful to responsibly manage our equity compensation program. We believe our 2025 burn rate is reasonable for several reasons, including our broad-based equity program in place to retain and motivate top talent in what is a

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PROPOSALS TO BE VOTED ON (continued)
competitive labor market for biopharmaceutical companies, progressing our clinical development and related regulatory submissions for our ongoing clinical development programs. It is critical that we grant competitive, market-driven equity awards to our employees and as a result, our equity is not primarily limited to our executive leadership team. Rather, our equity compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to all of our eligible employees, not just those in leadership positions, and to motivate employees at every level of the organization to drive stockholder value.
We are disciplined in our use of equity and view our compensation program as a key tool to align employees, officers and directors with long-term stockholder interests. We carefully manage dilution by actively monitoring our share reserve and burn rate, and we grant equity awards with a clear focus on retention, motivation, and performance. Our equity strategy is grounded in governance, designed to support our ability to attract and retain top talent in a competitive market, in order to deliver value to our stockholders. Looking ahead, we will continue to diligently monitor our burn rate and remain dedicated to proactively managing our equity usage to minimize stockholder dilution.
Summary of Sound Governance Features of the 2024 Plan
The 2024 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
•
No automatic share replenishment or “evergreen” provision

•
No repricing of stock options or stock appreciation rights (“SARS”) without stockholder approval

•
No tax gross-ups on equity awards

•
No discounted stock options or SARs

•
Cash-denominated limit on non-employee director compensation, including awards granted under the 2024 Plan

•
The Company maintains a clawback policy that can apply to compensation awarded under the 2024 Plan

Summary of Material Features of the 2024 Plan
The following is a summary of the material features of the 2024 Plan, as amended by the 2024 Plan Amendment, which is qualified in its entirety by reference to the actual text of the 2024 Plan and the 2024 Plan Amendment (attached hereto as Appendix A).
Administration
The 2024 Plan vests broad powers in a committee to administer and interpret the Plan. The Board has designated the Compensation Committee as administrator of the 2024 Plan. Except when limited by the terms of the 2024 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; and determine whether such performance objectives and conditions have been met. Subject to the requirements of applicable law and the Company’s governing documents, the Compensation Committee may delegate its authority, including its authority to grant awards, under the 2024 Plan to one or more individuals or another committee. The Board may at any time exercise the rights and duties of the Compensation Committee under the 2024 Plan; accordingly, references herein to the Compensation Committee will also include the Board.
The Board may amend, alter or discontinue the 2024 Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2024 Plan or modifying the classes of participants eligible to receive awards under the 2024 Plan will require ratification by the stockholders in accordance with applicable law.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 51

PROPOSALS TO BE VOTED ON (continued)
Eligibility
Our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2024 Plan and may be selected by the Compensation Committee to receive an award. However, in accordance with applicable tax rules, only employees (and the employees of any parent or subsidiary corporations) are eligible to be granted incentive stock options. As of the Record Date, approximately 38 individuals were eligible to participate in the 2024 Plan, which includes 5 executive officers, 26 employees who are not executive officers, 6 non-employee directors and 1 consultant.
Vesting
The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company and its affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest. Awards may also vest in connection with a participant’s termination of employment or in connection with a Change in Control (as described and defined below).
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2024 Plan is the sum of: (i) 3,340,639 shares (or 4,090,639 shares if the 2024 Plan Amendment is approved by stockholders), minus (ii) the number of shares subject to Prior Plan awards granted between September 12, 2024 and the Effective Date, plus (iii) up to 115,294 additional shares underlying awards outstanding under the Prior Plan that expire, terminate are canceled or forfeited without issuance to the holder thereof of the full number of shares to which the award related, or the “Share Pool”.
If any award granted under the 2024 Plan or Prior Plan expires, terminates, is canceled or is forfeited, the shares underlying the award will be available for new grants under the 2024 Plan. Any shares that are withheld for the payment of taxes or in satisfaction of the exercise price of an award, will again become available for grant under the 2024 Plan.
Any shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by the Company or a subsidiary, or with which the Company or a subsidiary combine, will not reduce the Share Pool.
The maximum aggregate number of shares under the 2024 Plan that may be issued in respect of incentive stock options is 10,367,799.
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects the Company’s common stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the 2024 Plan and covered under outstanding awards as it determines appropriate and equitable.
Types of Awards
The 2024 Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, or “RSUs”, and (v) other cash or stock-based awards.
Stock Options. A stock option entitles the holder to purchase from the Company a stated number of shares at a specified price for a limited period of time. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that, in case of an ISO, the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to a 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

52 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

PROPOSALS TO BE VOTED ON (continued)
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price by other methods. For example, unless the Compensation Committee decides otherwise, the option holder may pay the exercise price of an option through the surrender of previously acquired shares or may “net settle” an option (which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option).
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of the underlying common stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Stock appreciation right payouts may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service with the Company (or its affiliates) terminates due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s service with the Company (or its affiliates) is terminated for cause (as defined in the 2024 Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any option or stock appreciation right exercise then in progress will be cancelled.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of the termination of service shall terminate and be forfeited on the termination date.
Restricted Stock. A restricted stock award is a grant of shares of common stock that are subject to forfeiture and transfer restrictions during a specified period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of restricted stock. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to the Company. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, unless otherwise determined by the Compensation Committee, any such dividends will be subject to the same vesting conditions as the restricted stock to which they relate. The Compensation Committee may also require that the dividends be reinvested in additional restricted shares. The Compensation Committee may issue a certificate or certificates representing the number of shares subject to an award of restricted stock or placed shares in a restricted stock account with the transfer agent during the restriction period. As a condition to any award of restricted stock, a participant may be required to deliver to the Company a share power, endorsed in blank, relating to the shares of common stock covered by an award. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination of service a participant will forfeit all restricted stock that then remains subject to forfeiture.
Restricted Stock Units. An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of common stock. An RSU may be settled in shares of common

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 53

PROPOSALS TO BE VOTED ON (continued)
stock, cash or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash and Other Stock-Based Awards. Cash and other stock-based awards (including awards to receive unrestricted shares of common stock) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions.
Change in Control
In the event of a change in control (as defined in the 2024 Plan), the Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any Award in exchange for a substitute award; (v) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vii) take such other action as the Compensation Committee determines to be appropriate under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Code, the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be consistent with the intended treatment of such award under Section 409A of the Code.
Repricing Prohibited
Neither the Board nor the Compensation Committee may, without obtaining prior approval of the Company’s stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2024 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the 2024 Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in the Company’s equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the 2024 Plan.
Clawback
Awards under the 2024 Plan (and any shares subject to the awards) will be subject to rescission, cancellation or recoupment, in whole or in part, or other similar action in accordance with the terms of any company clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.
Non-Employee Director Compensation Limits
Under the 2024 Plan, the aggregate amount of equity and cash compensation payable to a non-employee director with respect to a fiscal year, whether under the 2024 Plan or otherwise, for services as a non-employee director, shall not exceed $750,000, provided that such amount shall be $1,000,000 for the fiscal year in which the applicable non-employee director is initially elected or appointed to the Board. Such non-employee director limit shall not apply to (i) compensation earned by a non-employee director solely in his or her capacity as chair of the Board or lead independent director, (ii) compensation earned with respect to services a non-employee director provides in a capacity other than as a non-employee director, such as an advisor or consultant, and (iii) compensation awarded by the Board to a non-employee director in extraordinary circumstances, in each case provided that the non-employee director receiving such additional compensation does not participate in the decision to award such compensation.

54 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

PROPOSALS TO BE VOTED ON (continued)
Miscellaneous
Generally, awards granted under the 2024 Plan may not be transferred, except by will or intestate succession. However, the Compensation Committee may in its discretion authorize the gratuitous transfer of awards (other than incentive stock options) to family members of the grantee, partnerships owned by such family members, trusts for the benefit of such family members or other similar estate planning vehicles. Awards under the 2024 Plan will be subject to withholding for applicable taxes, to the extent required by law, and the Compensation Committee may authorize the withholding of shares subject to an award to satisfy required tax withholding. Awards under the 2024 Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code and will be interpreted accordingly. Unless the 2024 Plan is extended with the approval of the Company’s stockholders, the 2024 Plan will expire on September 12, 2034 (ten years after the Board adopted the 2024 Plan).
Federal Income Tax Consequences Relating to Awards Under the 2024 Plan
Certain Federal Income Tax Consequences of the 2024 Plan
The following is a brief summary of the principal federal income tax consequences of awards under the 2024 Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.
Incentive Stock Option
A participant does not recognize taxable income either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the shares and the exercise price is treated as an item of tax adjustment for purposes of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant nor within one year from the date of exercise of that incentive stock option), then the participant will be taxed only upon the sale of such shares, and any gain then realized will be taxable as long term capital gain.
The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding requirements are met, on the sale of the underlying shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction for the Company.
Nonqualified Stock Option
If nonqualified stock options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Stock Appreciation Right
No income will be realized by the participant in connection with the grant of any stock appreciation right (“SAR”). The participant must include in ordinary income the amount of cash received or the fair market value on the date of issuance of any shares received upon the exercise of a SAR. The Company will then generally be entitled to a congruent and contemporaneous tax deduction.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 55

PROPOSALS TO BE VOTED ON (continued)
Restricted Stock
Except as described in the following paragraph, a grant of restricted stock does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
A participant may elect to recognize taxable ordinary income at the time restricted stock is awarded in amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the IRS and the Company within 30 days following the date of grant and must be filed with the federal income tax return for the taxable year in which such award occurs. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Restricted Stock Units
If a participant is granted a restricted stock unit (“RSU”), he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a RSU, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Other Awards
The payment of cash or the issuance of unrestricted shares in settlement of any other 2024 Plan award will generally give rise to ordinary income, at the time of payment or issuance, equal to the amount of cash paid or the value of the shares issued. The Company will generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of any shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Code Section 162(m)
Section 162(m) of the Code limits a public company’s federal income tax deductions to $1,000,000 per year for compensation paid to certain current or former executive officers. Our ability to claim otherwise available tax deductions for 2024 Plan awards may be limited by this law.
Excess Parachute Payments
The issuance, vesting or settlement of 2024 Plan awards in connection with a change in effective control or change in a substantial portion of our assets, when considered together with other transaction-related payments, may cause part or all of the consideration involved to be treated as “excess parachute payments” under Section 280G the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
New Plan Benefits
Because the grant of awards under the 2024 Plan, as amended by the 2024 Plan Amendment, is at the discretion of the Compensation Committee and our Board of Directors, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2024 Plan.
Plan Benefits
In accordance with SEC rules, the following table lists all awards granted to the individuals and groups indicated below since the adoption of the 2024 Plan. The share numbers shown in the table below do not take into account shares subject to awards that have been canceled, forfeited or expired unexercised:

56 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

PROPOSALS TO BE VOTED ON (continued)
	Number of Shares Subject to Stock Options	NUMBER OF SHARES SUBJECT TO RESTRICTED STOCK UNITS
Wesley H. Kaupinen President and Chief Executive Officer	786,240	—
Kathleen Goin Chief Operating Officer	205,731	—
Matthew E. Korenberg Chief Financial Officer and Corporate Secretary	340,155	—
All Executive Officers as a group (5 persons)	1,819,241	—
All current directors who are not executive officers as a group	191,250	—
Each nominee for election as a director (not including current directors)	—	—
Each associate of any such directors, executive officers or nominees	—	—
Each other person who received 5% of such options	—	—
All employees, including all current officers who are not executive officers, as a group	850,849	13,000
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES ISSUABLE UNDER THE 2024 PLAN BY 750,000 SHARES.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 57

PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 6:   APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSAL 5
In the event that the number of shares of common stock present virtually or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 5 in this Proxy Statement is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. If our stockholders approve this proposal, we could adjourn the Annual Meeting without a vote on Proposal 5 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal. If the adjournment is for more than thirty days, a notice of the place, if any, date, and time of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders thereof may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSAL 5.

58 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 31, 2026, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2026 Annual Meeting of Stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by our Corporate Secretary) to our Corporate Secretary at Palvella Therapeutics, Inc., 353 W. Lancaster Ave, Suite 200, Wayne, PA 19087. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2027 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2027 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than February 10, 2027 and no later than the close of business on March 12, 2027. However, if we change the date of the 2027 Annual Meeting of Stockholders by more than 30 days before or 30 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 30, 2027.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with our Board by writing to Palvella Therapeutics, Inc., 353 W. Lancaster Ave, Suite 200, Wayne, PA 19087, Attn: Corporate Secretary. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. Our Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
AVAILABILITY OF MATERIALS
Our 2025 Annual Report, including the consolidated financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | 59

OTHER INFORMATION (continued)
is available on the internet at http://palvellatx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Palvella Therapeutics, Inc., 353 W. Lancaster Ave, Suite 200, Wayne, PA 19087, Attn: Corporate Secretary. In addition, it is available to beneficial and record holders of our common stock at https://www.edocumentview.com/PVLA.

60 | Notice of Annual Meeting of Stockholders and 2026 Proxy Statement

APPENDIX A
AMENDMENT NO. 1
TO THE
PALVELLA THERAPEUTICS, INC.
2024 EQUITY INCENTIVE PLAN
WHEREAS, Palvella Therapeutics, Inc. (the “Company”) maintains the Palvella Therapeutics, Inc. 2024 Equity Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the Company’s stockholders;
WHEREAS, the Board believes that the number of Shares (as defined in the Plan) remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs under the Plan;
WHEREAS, the Board has determined that it is advisable and in the best interest of the Company and its stockholders to amend the Plan to increase the aggregate number of Shares reserved for issuance thereunder by 750,000 shares; and
WHEREAS, Section 11 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein.
NOW, THEREFORE:
1.
Section 3(a) of the Plan is hereby deleted it in its entirety and replaced with the following:

“(a)   Shares Subject to the Plan. Subject to adjustment as provided in this Section 3(a), Section 3(d), and in Section 3(e) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is the sum of: (i) 4,090,639 Shares, minus (ii) the number of Shares subject to Prior Plan Awards granted between September 12, 2024 and the Effective Date, plus (iii) up to 115,294 additional Shares subject to Prior Plan Awards to the extent they become available for reissuance pursuant to Section 3(c) hereof. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.”
2.
Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.

3.
Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

DATE APPROVED BY BOARD OF DIRECTORS: APRIL 27, 2026
DATE APPROVED BY STOCKHOLDERS:
Notice of Annual Meeting of Stockholders and 2026 Proxy Statement | A-1

Palvella Therapeutics Vote Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/ PVLA or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PVLA Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3, 5 and 6, and 1 YEAR on Proposal 4. 1. lection of three director nominees to serve as Class III directors whose term will expire in 2029. For Withhold 01 - George M. Jenkins 02 - Todd C. Davis For Withhold 03 - John Doux, M.D. For Withhold 2 2. Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the 2026 fiscal year. For Against Abstain 3. pproval, on an advisory basis, of the compensation of the Company’s named executive officers. For Against Abstain 4. Approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation paid to the Company’s named executive officers. 1 YR 2 YRS 3 YRS Abstain 5. Approval of an amendment to the 2024 Equity Incentive Plan to increase the authorized shares issuable under the 2024 Plan by 750,000 shares. For Against Abstain 6. Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 5. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X + 04995H

2026 Annual Meeting of Palvella Therapeutics, Inc. Stockholders The 2026 Annual Meeting of Stockholders of Palvella Therapeutics, Inc. will be held on June 10, 2026, at 11:00 AM EST, virtually via the Internet at https://meetnow.global/MZMQXWT. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/PVLA Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PVLA T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Palvella Therapeutics, Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 10, 2026 Wesley H. Kaupinen and Matthew E. Korenberg, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Palvella Therapeutics, Inc. to be held on June 10, 2026 at 11:00 AM EST or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR items 2, 3, 5 and 6, and 1 YEAR on item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +